UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23686

MULTI-SELECT SECURITIES FUND FOR PUERTO RICO RESIDENTS

(Exact name of registrant as specified in charter)

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Address of principal executive offices) (Zip code)

Liana Loyola

Secretary

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copy to:	Copy to:

Brian M. Kaplowitz - - - - - - - - - - - - - - - Brian M. Kaplowitz Sidley Austin LLP 787 Seventh Avenue New York, NY 10019

Alexandre-Cyril Manz

- - - - - - - - - - - - - - - - - - - - - - -

Alexandre-Cyril Manz

UBS Financial Services Incorporated of Puerto Rico

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

Registrant’s telephone number, including area code: (787) 250-3600

Date of fiscal year end: March 31

Date of reporting period: April 1, 2021 through September 30, 2021

Item 1. Report to Stockholders.

(a)        The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

(b)        Not applicable.

Multi-Select Securities Fund For Puerto Rico Residents, Inc.

2021
SEMI-ANNUAL REPORT

Beginning on January 1, 2022, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

Dear Unitholder:

The Multi-Select Securities Fund for Puerto Rico Residents, Inc. (formerly known as Multi-Select Securities Puerto Rico Fund and hereinafter referred to as the “Fund”) is pleased to present the Letter to Unitholders for the period from April 1, 2021 to September 30, 2021.

The economy and the markets continue to recover from the Coronavirus (otherwise known as “COVID-19”, as it has been named by the World Health Organization) pandemic. The stock market has rebounded from the lows of March 2020. However, performance has been mixed, sectors like technology and health care rebounded well, with some companies reaching record highs, and other sectors such as retail, airlines, cruise lines, among others, remaining under pressure. World-wide supply chain disruptions in many industries continue. By the Fund’s semi-annual period-end in September 2021, the major indices continued to improve and were trading at or near their all-time highs.

The Fed maintained interest rates at 0.00% to 0.25% at its September 22, 2021, meeting. The Committee cited continued progress on vaccinations but risks to the economic outlook remain. The debate on the recent elevated inflation readings centers on whether they are transitory pandemic related supply disruptions or represent a permanent shift in inflation expectations. The Fed believes the effects are largely transitory. Another topic of debate is the timing of the scaling back of the U.S. Treasury and MBS purchase programs commenced in March 2020. The Fed statement indicated that the pace may be scaled backed soon. On September 30, 2021, the yield on the ten-year U.S Treasury Note closed at 1.52% down from 1.74% at the beginning of the period.

With a near-zero, short-term interest rate environment and elevated valuations in nearly all asset classes, current market conditions present a challenging environment for the management of the Fund. Notwithstanding, the Investment Adviser remains committed to looking for investment opportunities within the allowed parameters while providing professional asset management services to the Fund for the benefit of its shareholders.

Sincerely,

Leslie Highley, Jr.

Managing Director for the

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of

Puerto Rico, as Investment Adviser

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Multi-Select Securities Puerto Rico Fund for

Puerto Rico Residents Management Discussion and Analysis1

I. Recent Developments

As a result of the Economic Growth, Regulatory Relief, and Consumer Protection Act, the Multi-Select Securities Fund for Puerto Rico Residents (the “Fund”) registered as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”) on May 19, 2021. The Fund must also register offerings of securities after such date under the Securities Act of 1933, as amended. The Securities and Exchange Commission has to date not approved the registration of offerings of securities of the Fund under the Securities Act of 1933, as amended, and as a result the Fund has suspended offerings of its securities. Shares continue to be redeemed at NAV. The Fund terminated its contract with ACCESS and signed a separate sub-advisory agreement with each portfolio manager to continue to manage Fund portfolios. A custody account was opened for each portfolio manager at JP Morgan.

Certain other operational changes will result from registration under the Investment Company Act, including, without limitation, a prohibition on the Fund’s engagement in principal transactions with its affiliates. The Fund is no longer permitted to use sub-advisers through participation in the ACCESS program. Rather, as noted above, the Fund has retained sub-advisers directly in reliance on an exemptive order of the Securities and Exchange Commission previously granted to its affiliates. It also is anticipated that certain other service providers might change, and that the Fund’s portfolios might offer exclusively a different class or classes of shares than have been offered in the past. The Fund also changed its name. Investors are referred to the preliminary registration statement that is on file with the Securities and Exchange Commission for a full description of the Fund’s future operations. The registration statement has not yet been declared effective and matters described therein and above are subject to change.

II. Market Commentary for the Period April 1, 2021 to September 30, 2021

This Management Discussion and Analysis focuses primarily on market performance and the performance for the portfolios offered by the Fund for the period from April 1, 2021 to September 30, 2021. Each portfolio intends to invest up to 80% of its total assets in common stocks or other equity securities of U.S. or foreign companies (“the Ëquity Portion”) and at least 20% of its total assets in equity or taxable fixed income securities issued by Puerto Rico entities.

Equity Markets

U.S. equities, represented by the Standard and Poor’s 500 Index® (“S&P 500 Index®”) returned 9.18% for the six-month period ended September 30, 2021. (The indices described herein are defined in the Glossary at the end of this Management Discussion and Analysis). International developed market equities, as represented by the MSCI EAFE Index®, returned 4.70% for the six-month period ended September 30, 2021, underperforming the U.S. equity markets.

1 Unaudited

MD&A _ 1

The Federal Reserve, which is likely to announce its plans to taper quantitative easing in the fourth quarter of 2021, has been at pains to stress it will remain data dependent, and that the start of tapering does not imply any particular timeframe for interest rate increases.

This continues to provide a supportive fundamental backdrop for equities.

Stronger-than-expected earnings have pushed US equities to new highs. The US equity bull market remains on solid footing. Consumer spending is surging due to significant pent-up demand and household balance sheets that are flush with cash. Similarly, businesses appear to have a large backlog of activity based on the need to rebuild inventories and expand productive capacity. Recent data suggests that inflationary pressures are beginning to cool. This reduces the risk of a hawkish surprise from the Fed. In short, today’s still-accommodative central bank policy in conjunction with strong economic growth is typically a favorable backdrop for stocks.

A backdrop of global equities at record highs and interest rates near record lows is an uneasy one for many investors, and debates about the path by which the global economy returns to “normal” will contribute to volatility, even if the Fed has committed to managing this process carefully. The spread of the coronavirus delta variant, China’s regulatory crackdown, and geopolitical uncertainties all present additional risks.

Each market is reviewed in more detail below:

Index	Investment Style	2Q21	3Q21

Domestic Equites

Dow Jones Industrial Average - Total Return	Blue Chips	5.08	-1.46

S&P 500 - Total Return	Large Cap Core	8.55	0.58

Rusell 1000 Growth - Total Return	Large Cap Growth	11.93	1.16

Rusell 1000 Value - Total Return	Large Cap Value	5.21	-0.78

Rusell Midcap - Total Return	Mid Cap Core	7.50	-0.93

Rusell 2000 - Total Return	Small Cap Core	4.29	-4.36

International Equites

MSCI EAFE - Gross Return	Developed Markets	5.38	-0.35

MSCI EMF - (Emerging Markets) - Gross Return	Emerging Markets	5.12	-7.97

*	Indices are not managed and do not reflect fees and expenses that would reduce returns. Past performance does not guarantee future results.

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III. Results of the Various Portfolios of the Multi-Select Securities for Puerto Rico Residents

The Fund received its first inflows on June 29, 2004 and started investing the monies on or about June 30, 2004. The Fund is currently comprised of six separate investment portfolios (each, a “Portfolio” and collectively, the “Portfolios”), and each Portfolio offers two classes of units: Class A and Class L. For each class of units, the underlying investments are identical, although each class’ expense structure is different. For each Portfolio, approximately 20% of the Portfolio, the Puerto Rico Securities Portion, is directly managed by the Fund’s adviser, UBS Asset Managers of Puerto Rico (“UBS AMPR”), a division of UBS Trust Company of Puerto Rico. For each Portfolio, approximately 80% of the Portfolio, the Equity Portion, is invested in common stocks and other equity securities of U.S. or foreign companies and is managed by a selection of money managers. The U.S. Large Cap Core ETF Portfolio was launched on December 20, 2007, and its Equity Portion is directly managed by the Fund’s Investment Adviser. See G for additional details on the status of The U.S. Large Cap Core ETF Portfolio. For details of each Portfolio’s structure, please refer to the Fund’s preliminary registration statement.

The following table reflects total returns for the sixth month period ending September 30, 2021 and since inception. Returns show the combined results for each Portfolio, net of expenses, and include both the Puerto Rico Securities Portion and the Equity Portion on a monthly basis. Returns do not reflect the sales load or dividend paid applicable to Class A units.2

2 Unaudited

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	Returns(1)
Multi-Select Portfolio Share Class Benchmark	Equity Portion Manager	Qtr Ended 9/30/2021	6 month Ended 9/30/2021	1 Year Ended 9/30/2021	3 years Ended 9/30/2021	5 years Ended 9/30/2021	Since Inception
Large Cap Value I
Class A		-2.05%	4.52%	19.65%	10.17%	10.79%	5.59%
Class L		-2.19%	4.32%	19.12%	9.74%	10.34%		5.15%
Large Cap Value Benchmark (2)	The London Co.	-0.78%	4.39%	35.01%	10.07%	10.94%	7.83%	7.80%
Large Cap Core I
Class A*		0.08%	8.42%	25.38%	12.28%	15.08%	7.62%
Class L (b)*		-0.03%	8.19%	24.87%	11.84%	14.62%		10.41%
Large Cap Core Benchmark (2)	Atalanta Sosnoff	0.58%	9.18%	30.00%	15.99%	16.90%	9.69%	12.72%
Large Cap Growth I
Class A		1.57%	13.24%	26.94%	19.19%	18.23%	8.60%
Class L		1.49%	13.04%	26.44%	18.73%	17.76%		8.17%
Large Cap Growth Benchmark (2)	Winslow Capital	1.16%	13.23%	27.32%	22.00%	22.84%	11.74%	11.71%
International I
Class A		-3.27%	1.04%	18.49%	2.80%	4.30%	1.52%
International Benchmark (2)	Cambiar Investors	-0.45%	4.70%	25.73%	7.62%	8.81%	5.18%
Mid Cap Core I
Class A		-2.49%	3.31%	27.98%	14.99%	14.65%	8.26%
Class L (c)		-2.62%	3.10%	27.47%	14.53%	14.19%		9.88%
Mid Cap Core Benchmark (2)	The London Co.	-0.93%	6.50%	38.11%	14.22%	14.39%	10.23%	11.90%
Small Cap Core I
Class A		-4.11%	-0.88%	38.13%	9.02%	11.53%	6.66%
Small Cap Core Benchmark (2)	Cambiar Investors	-4.36%	-0.25%	47.68%	10.54%	13.45%	9.03%

(1)The performance data for each of the Portfolios listed above represents past performance and is not an indicator of future performance. Returns may vary from audited financial statements due to the consideration of income reinvestment. Current results may be lower or higher than those shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. All returns are based on the Net Asset Value. Performance is net of fund fees and trading costs, and excludes the effects of applicable sales loads. Performance data for Class L units since inception may vary from Class A units. The inception date for each class of each Portfolio is 6/30/2004 except for the following:

(a) Large Cap Core Portfolio I Class L Units: December 2004 and stopped trading on February 2007 and recommenced trading on September 2008. Benchmark for Class L units may vary due to different inception dates from Class A units.

(b) Mid Cap Core Portfolio Class L Units: Stopped trading on December 2007 and recommenced trading on September 2008. Benchmark for Class L units may vary due to different inception dates from Class A units.

(c) Small Cap Core Portfolio I Class L Units: September 2004 and stopped trading on December 2018. Benchmark for Class L units may vary due to different inception dates from Class A units.

(2)All Benchmark Indices were rebalanced on 12/31/07 due to strategy changes. Please refer to Benchmark Index Section for a description of each index. Returns with periods of more than one year are annualized.

The preliminary registration contains important information that shareholders should read carefully, including investment objectives, charges, expenses, and risk factors. For more current information and month-end performance, contact your Financial Advisor, call UBS Financial Services Incorporated of Puerto Rico at (787) 250-3600.

Comments on each Portfolio are included below. Also included are graphs that depict the performance of a $1,000 investment in each of the Portfolios from April 1, 2005 through September 30, 2021, with any income generated being reinvested in the same Portfolio. Included for purposes of the graphs are the results of the Class A units only. Sales load applicable to Class A units, which have the effect of reducing the rate of return during the applicable period, are not considered in the graphs. It is important to note that past performance does not guarantee future results.

Comments on Performance of the Portfolios

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1.	Comments on the Puerto Rico Securities Portion, managed by UBS AMPR

Starting January 1, 2008, the Puerto Rico Securities Portion allocation was significantly tilted towards cash and cash equivalents in order to implement a futures strategy. By investing a portion of the Equity Portion in stock index futures contracts, the Investment Adviser is attempting to achieve a risk and return profile for each Portfolio that approximates the result that might be achieved by investing the assets of the Puerto Rico Securities Portion in the securities comprising the stock index used as a benchmark for the investment strategy of the relevant Equity Portion.

In order to fulfill its strategy, UBS AMPR purchases and sells stock index futures contracts with the objective of achieving a high correlation to the relevant benchmarks. Due to the minimum denominations required to enter into stock index futures contracts, the Portfolios may have different weightings, thus resulting in different returns than their respective benchmarks. Also, because the Fund constantly issues and redeems shares, and due to market volatility, UBS AMPR has to constantly adjust the number of contracts either by purchasing new stock index futures contracts or selling existing positions of stock index futures contracts. UBS AMPR strives to optimize the proper mix of stock index futures contracts in order to fulfill its investment strategy.

2.	Comments on the Equity Portion of the Portfolios, managed by selected managers, as well as by UBS AMPR, with various investment styles

MD&A _ 5

A. Large Cap Value Portfolio I

Since February 1, 2016 the Equity Portion of the Large Cap Value Portfolio I is managed by The London Company (“London”), which replaced Blackrock. The goal of the strategy is total return, with a primary focus on downside protection, with above average income and capital appreciation as secondary objectives. The investment team believes in investing like private market buyers, focusing on cash return on tangible capital; they believe value is defined by discounting cash inflows and outflows by an optimal cost of capital. Bottom-up stock selection is a critical component of their investment process as the firm’s process begins with a screen to identify companies characterized by high return on operating capital (profitability), consistent and stable free cash flow yield (cash generation), and attractive operating earnings/enterprise value (valuation). Their fundamental research consists of four critical elements: Balance sheet optimization analysis, Private Market Value Analysis, Corporate governance/management incentives audit, and Insider ownership/trading activity. This result in a portfolio of 30 – 40 stocks which the manager believes are trading at a 30% to 40% discount to fair market value. The Large Cap Value Portfolio I lagged the Russell 1000 Value Index® 4.52% to 4.39% during the last 6-month period. Since inception, this Portfolio has generated an annualized return of 5.59% versus 7.83% for the Index.

Returns shown are based on the Class A NAVs of each individual Portfolio, net of expenses and are annualized for periods of over one year. Returns may vary from audited financial statements due to the consideration of income reinvestment and the fact that the Fund’s trustee waived a portion of its fee during the periods indicated. If the Fund’s adviser did not waive a portion of its fee during the periods indicated, returns would have been lower. Figures do not incorporate applicable Class A units sales load, which would reduce returns. The investment return and principal value of an investment in this Portfolio will fluctuate so that an investment in the Units issued by such Portfolio may be worth more or less than their original cost. Past performance does not guarantee future results.

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B. Large Cap Core Portfolio I

Since January 27, 2011 the Equity Portion of the Large Cap Core Portfolio I is managed by Atalanta Sosnoff Capital, LLC (“Atalanta”), which replaced Alliance Bernstein Strategic Research. Atalanta’s investment philosophy is focused on finding companies entering periods of earnings acceleration, believing that over time earnings drive stock prices, positioning them to capture the compounding effects of earnings acceleration and multiple expansions. The process is predominantly a fundamental bottom-up approach but does take macro factors into consideration when forming the investment opinion. They typically select stocks from the Russell 1000 Index universe. The strategy generally holds 35-65 positions, diversified across 10-15 industries and 5-8 sectors. The Large Cap Core Portfolio I lagged the S&P 500 Index® 8.42% to 9.18% during the last 6-month period. Since inception, this Portfolio has generated an annualized return of 7.62% versus 9.69% for the Index.

Returns shown are based on the Class A NAVs of each individual Portfolio, net of expenses and are annualized for periods of over one year. Returns may vary from audited financial statements due to the consideration of income reinvestment and the fact that the Fund’s trustee waived a portion of its fee during the periods indicated. If the Fund’s adviser did not waive a portion of its fee during the periods indicated, returns would have been lower. Figures do not incorporate applicable Class A units sales load, which would reduce returns. The investment return and principal value of an investment in this Portfolio will fluctuate so that an investment in the Units issued by such Portfolio may be worth more or less than their original cost. Past performance does not guarantee future results.

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C. Large Cap Growth Portfolio I

Since May 28, 2021 the Equity Portion of the Large Cap Growth Portfolio I is managed by Winslow Capital (“Winslow”), which replaced Loomis Sayles & Company. Winslow Capital, LLC is a registered investment adviser and an affiliate of Nuveen, LLC.

Winslow Capital has specialized in Growth equities for almost 30 years, having followed the same investment philosophy and process. They are one of the industry’s largest active U.S. Large Cap Growth managers and the Winslow brand is synonymous with high quality growth investing. Also, experts in analyzing growth companies, growth industries and pricing growth assets. Their goal is to achieve successful client outcomes over the long-term while carefully managing risk. The Winslow Perspective, which is their differentiated, proprietary research process, along with disciplined portfolio and risk management, is at the heart of achieving successful outcomes for their clients. Their Client-Centric Culture drives all decision making at the firm. The Large Cap Growth Portfolio I lagged the Russell 1000 Growth Index® 13.24% to 13.23% during the last 6-month period. Since inception, this Portfolio has generated an annualized return of 8.60% versus 11.74% for the Index.

Returns shown are based on the Class A NAVs of each individual Portfolio, net of expenses and are annualized for periods of over one year. Returns may vary from audited financial statements due to the consideration of income reinvestment and the fact that the Fund’s trustee waived a portion of its fee during the periods indicated. If the Fund’s adviser did not waive a portion of its fee during the periods indicated, returns would have been lower. Figures do not incorporate applicable Class A units sales load, which would reduce returns. The investment return and principal value of an vestment in this Portfolio will fluctuate so that an investment in the Units issued by such Portfolio may be worth more or less than their original cost. Past performance does not guarantee future results.

MD&A _ 8

D. International Equity Portfolio I

Since August 1, 2016 the Equity Portion of the International Portfolio I is managed by Cambiar Investors, LLC (“Cambiar”), which replaced NFJ Investment Group. Cambiar is a Denver-based boutique with a history that goes back to the early 1970’s, with a bottom-up relative value manager that seeks what they believe to be financially strong companies that area trading at significant discounts, and that also possess one or more catalysts that have the potential to unlock a projected upside of 50% in the next 12-24 months. The strategy invests in international companies with a capitalization of $1 billion or greater. Cambiar has run an international strategy since 1997, shortly after CIO Brian Barish, who had international/emerging market responsibilities in previous jobs, joined the firm. Originally independent, then a subsidiary of United Asset Management and then Old Mutual, employees of the firm bought themselves back in 2001 and it is now 100% employee owned. The International Equity Portfolio I lagged the MSCI EAFE International Equity Index® 1.04% to 4.70% during the last 6-month period. Since inception, this Portfolio has generated an annualized return of 1.52% versus 5.18% for the Index.

Returns shown are based on the Class A NAVs of each individual Portfolio, net of expenses and are annualized for periods of over one year. Returns may vary from audited financial statements due to the consideration of income reinvestment and the fact that the Fund’s trustee waived a portion of its fee during the periods indicated. If the Fund’s adviser did not waive a portion of its fee during the periods indicated, returns would have been lower. Figures do not incorporate applicable Class A units sales load, which would reduce returns. The investment return and principal value of an investment in this Portfolio will fluctuate so that an investment in the Units issued by such Portfolio may be worth more or less than their original cost. Past performance does not guarantee future results.

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E. Mid Cap Core Portfolio I

Since May 28, 2021 the Equity Portion of the Mid Cap Core Portfolio is being managed by is managed by The London Company (“London”), which replaced Principal Global Investors. London believes that the markets are less efficient at predicting risk than they are at predicting reward. Their investment process begins with a quantitative screen that evaluates companies on return on capital, earnings yield, and free cash flow yield. They seek out companies that are delivering high returns on capital. They believe that investing in companies that can earn cash on their cash provides those companies with advantaged financial flexibility which allows them to better weather downturns in their businesses. The manager believes this metric, combined with a durable and sustainable competitive advantage, should lead to more predictable cash flows, lower volatility of returns, and lower downside risk. London uses their unique Balance Sheet Optimization Analysis to uncover companies that may be overcapitalized and under levered with high levels of free cash flow. The optimization assesses management’s ability to create value through the optimization of the capital structure based on the strength of the company’s balance sheet and tangible assets under management’s control. Companies are valued using current free cash flow, the lowered cost of capital and little-to-no growth assumptions. If the cost of capital can be lowered by using the assets on hand, downside risk can be mitigated to create a more concrete margin of safety. London compliments the optimization through a private market value (PMV) analysis that considers recent M&A activity in order to assess what valuation multiples are being paid for like companies or assets. The PMV analysis attempts to corroborate the balance sheet optimization analysis and develops a realistic range of intrinsic value. Purchase candidates will be trading at a 20-40% discount to the manager’s estimate of intrinsic value. The Mid Cap Core Portfolio I lagged the Russell Mid Cap Index®, 3.10% to 6.50% during the 6-month period. Since inception, this Portfolio has generated an annualized return of 9.88% versus 11.90% for the Index.

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Returns shown are based on the Class A NAVs of each individual Portfolio, net of expenses and are annualized for periods of over one year. Returns may vary from audited financial statements due to the consideration of income reinvestment and the fact that the Fund’s trustee waived a portion of its fee during the periods indicated. If the Fund’s adviser did not waive a portion of its fee during the periods indicated, returns would have been lower. Figures do not incorporate applicable Class A units sales load, which would reduce returns. The investment return and principal value of an vestment in this Portfolio will fluctuate so that an investment in the Units issued by such Portfolio may be worth more or less than their original cost. Past performance does not guarantee future results.

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F. Small Cap Core Portfolio I

Since May 28, 2021 the Equity Portion of the Small Cap Core Portfolio is being managed by Cambiar Investors, LLC (“Cambiar”), which replaced The Boston Trust & Investment Management Company. Denver-based boutique with a history that goes back to the early 1970’s, Cambiar is a bottom-up relative value manager that seeks what they believe to be financially strong companies selling at significant undervaluations that also possess one or more catalysts that have the potential to unlock the company’s upside potential in the next 12-18 months. The strategy focuses on companies with a capitalization below $3 billion, targeting a weighted average portfolio market cap of around $1.5 billion. Originally independent, then a subsidiary of United Asset Management and then Old Mutual, employees of the firm bought themselves back in 2001 and it is now 100% employee-owned. The Small Cap Core Portfolio I lagged the Russell 2000 Index® -0.88% to -0.25% during the last 6-month period. Since inception, this Portfolio has generated an annualized return of 6.66% versus 9.03% for the Index.

Returns shown are based on the Class A NAVs of each individual Portfolio, net of expenses and are annualized for periods of over one year. Returns may vary from audited financial statements due to the consideration of income reinvestment and the fact that the Fund’s trustee waived a portion of its fee during the periods indicated. If the Fund’s adviser did not waive a portion of its fee during the periods indicated, returns would have been lower. Figures do not incorporate applicable Class A units sales load, which would reduce returns. The investment return principal value of an investment in this Portfolio will fluctuate so that an investment in the Units issued by such Portfolio may be worth more or less than their original cost. Past performance does not guarantee future results.

MD&A _ 12

G. US Large Cap Core ETF Portfolio I

As a result of changes in US securities laws, since May 24, 2021, Puerto-Rico domiciled funds are required to register under the U.S. Investment Company Act of 1940. After careful consideration, management of the ETF Portfolio has determined that the operation and structure of this investment is not consistent with the requirements of the 1940 Act and compliance with the Act’s requirements is not feasible.

Accordingly, the fund’s management has determined that the ETF Portfolio is to be liquidated and closed. Portfolio investments in the ETF Portfolio were sold on or before May 24, 2021 and converted into cash, which will be deposited in one or more accounts with Puerto Rico banks or other financial institutions, once we receive instructions from you as well as other UBS individual account.

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III. MD&A Glossary

Fixed Income and Equity Indices

Barclays Capital Aggregate Bond Index® - Composed of securities from Barclays Capital government/corporate bond index, mortgage-backed securities index, and the asset-backed securities index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

Barclays Capital Intermediate Government Bond Index® - (BC Int. Gov) -The BCIG the Government Bond Index which is made up of the Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign traded issues) and the Agency Bond Index (all publicly issued debt of the U.S. Government agencies and quasi-federal corporation, and corporate debt guaranteed by the U.S. Government). However, it is different from the Government Bond Index in that it has a duration of little over 3 years and a maturity of close to 4 years.

Barclays Capital Municipal Bond Index® - Computed twice monthly from prices on approximately 1,100 bonds. Prices are supplied by Kenny Information Systems, Inc. The index is composed of approximately 60% revenue bonds and 40% state government obligations.

Morgan Stanley / Capital International EAFE Index® (MSCI EAFE) - The MSCI EAFE Index consists of over 2,600 securities in nearly 62 industry classifications listed on 21 stock exchanges in Europe, Australia, New Zealand, and the Far East. The EAFE aims to cover about 85% of each market’s total capitalization. Included companies represent a sampling of large, medium, and small capitalization companies and replicate the industries from each local market. The index is computed as an arithmetic average of the individual capitalization-weighted indices of the component countries, and returns are calculated in US dollars. Total return includes reinvestment of dividends, net of withholding taxes.

Puerto Rico Stock Index® (PRSI) - is a capitalization weighted index that measures the performance of all publicly traded stocks of corporations headquartered in the Commonwealth of Puerto Rico.

Russell 1000 Growth Index® - Contains those Russell 1000 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Russell 1000 Value Index® - Contains those Russell 1000 securities with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit low price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

MD&A _ 14

Russell 2000 Index® - Consists of the smallest 2,000 securities in the Russell 3000 index, representing approximately 11% of the Russell 3000 total market capitalization. This index is widely regarded in the industry as the premier measure of small cap stocks.

Russell Mid Cap Index® - Consists of the smallest 800 securities in the Russell 1000 index, as ranked by total market capitalization. This index accurately captures the medium-sized universe of securities and represents approximately 35% of the Russell 1000 total market capitalization.

Standard & Poor’s 500 Index® (S&P 500) - Covers 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE issues). The index represents about 75% of NYSE market capitalization and 30% of NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.

Benchmark Indices

1.

The Standard & Poor’s 500® Index covers 500 industrial, utility, transportation, and financial companies of the US markets (mostly NYSE issues). The index represents about 75% of NYSE market capitalization and 30% of NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.

2.

From the Fund’s inception to 12/31/2007, the Large Cap Value Benchmark Index was composed of 80% in the Russell 1000 Value® Index, 10% in the GDB Puerto Rico Stock® Index, 5% in the Barclays Capital Intermediate Government® Index, and 5% in the 90-Day U.S. Treasury Bills. Effective 1/1/2008, the Large Cap Value Benchmark Index was rebalanced due to portfolio strategy changes (please refer to the prospectus for details) and is now composed of 100% in the Russell 1000 Value® Index.

3.

From the Fund’s inception to 12/31/2007, the Large Cap Core Benchmark Index was composed of 80% in the S&P 500® Index, 10% in the GDB Puerto Rico Stock® Index, 5% in the Barclays Capital Intermediate Government® Index, and 5% in the 90-Day U.S. Treasury Bills. Effective 1/1/2008, the Large Cap Core Benchmark Index was rebalanced due to portfolio strategy changes (please refer to the prospectus for details) and is now composed of 100% in the S&P 500® Index.

4.

From the Fund’s inception to 12/31/2007, the Large Cap Growth Benchmark Index was composed of 80% in the Russell 1000 Growth® Index, 10% in the GDB Puerto Rico Stock® Index, 5% in the Barclays Capital Intermediate Government® Index, and 5% in the 90-Day U.S. Treasury Bills. Effective 1/1/2008, the Large Cap Growth Benchmark Index was rebalanced due to portfolio strategy changes (please refer to the prospectus for details) and is now composed of 100% in the Russell 1000 Growth® Index.

MD&A _ 15

5.

From the Fund’s inception to 12/31/2007, the International Benchmark Index was composed of 80% in the Morgan Stanley/Capital International EAFE® Index, 10% in the GDB Puerto Rico Stock® Index, 5% in the Barclays Capital Intermediate Government® Index, and 5% in the 90-Day U.S. Treasury Bills. Effective 1/1/2008, the International Benchmark Index was rebalanced due to portfolio strategy changes (please refer to the prospectus for details) and is now composed of 100% in the Morgan Stanley/Capital International EAFE® Index.

6.

From the Fund’s inception to 12/31/2007, the Mid Cap Core Benchmark Index was composed of 80% in the Russell Mid Cap® Index, 10% in the GDB Puerto Rico Stock® Index, 5% in the Barclays Capital Intermediate Government® Index, and 5% in the 90-Day U.S. Treasury Bills. Effective 1/1/2008, the Mid Cap Core Benchmark Index was rebalanced due to portfolio strategy changes (please refer to the prospectus for details) and is now composed of 100% in the Russell Mid Cap® Index.

7.

From the Fund’s inception to 12/31/2007, the Small Cap Core Benchmark Index was composed of 80% in the Russell 2000® Index, 10% in the GDB Puerto Rico Stock® Index, 5% in the Barclays Capital Intermediate Government® Index, and 5% in the 90-Day U.S. Treasury Bills. Effective 1/1/2008, the Small Cap Core Benchmark Index was rebalanced due to portfolio strategy changes (please refer to the prospectus for details) and is now composed of 100% in the Russell 2000® Index.

MD&A _ 16

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

International Portfolio I - Financial Highlights

		Class A Units
		For the period from April 1, 2021 to September 30, 2021 (Unaudited)
Increase (Decrease) in Net Asset Value:

Per Unit Operating Performance: (a)	Net asset value, beginning of period	$10.53

	Net investment loss	(0.01)
	Net realized gain and unrealized appreciation (depreciation) on investments and future contracts	0.12

	Total from investment operations	0.11

	Net asset value, end of period	$10.64

Total Investment Return: (b)	Based on net asset value per unit ^	1.04%

Ratios: (c)(d)	Net expenses to average net assets - net of waived and/or reimbursed expenses	1.76%
	Gross expenses to average net assets	2.81%
	Gross net investment loss to average net assets	(1.26%)
	Net investment loss to average net assets - net of waived and/or reimbursed expenses	(0.21%)

Supplemental Data:	Net assets, end of period (in thousands)	$4,385

	Portfolio turnover (e)	25.16%

^	Total investment return excludes the effects of sales charges.
(a)	Based on average outstanding units of 422,729 for the period from April 1, 2021 to September 30, 2021.

(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2021 to September 30, 2021.

(c)	Based on average net assets of $4,644,222 for the period from April 1, 2021 to September 30, 2021. Ratios for the period from April 1, 2021 to September 30, 2021 were annualized using a 365 day base.

(d)

The effect of the expenses waived for the period from April 1, 2021 to September 30, 2021 was to decrease the expense ratios, thus increasing the net investment income ratio to average net assets applicable to common unitholders by 1.05%.

(e)	Portfolio turnover is not annualized for the period from April 1, 2021 to September 30, 2021.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Large Cap Core Portfolio I - Financial Highlights	(continued)

		Class A Units
		For the period from April 1, 2021 to September 30, 2021 (Unaudited)
Increase (Decrease) in Net Asset Value:

Per Unit Operating Performance: (a)	Net asset value, beginning of period	$32.67

	Net investment loss	(0.18)
	Net realized gain and unrealized appreciation (depreciation) on investments and future contracts	2.92

	Total from investment operations	2.74

	Net asset value, end of period	$35.41

Total Investment Return: (b)	Based on net asset value per unit ^	8.42%

Ratios: (c)(d)	Net expenses to average net assets - net of waived and/or reimbursed expenses	1.76%
	Gross expenses to average net assets	2.71%
	Gross net investment loss to average net assets	(1.98%)
	Net investment loss to average net assets - net of waived and/or reimbursed expenses	(1.04%)

Supplemental Data:	Net assets, end of period (in thousands)	$5,369

	Portfolio turnover (e)	17.55%

^	Total investment return excludes the effects of sales charges.

(a)	Based on average outstanding units of 156,382 for the period from April 1, 2021 to September 30, 2021.
(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2021 to September 30, 2021.

(c)	Based on average net assets of $5,527,578 for the period from April 1, 2021 to September 30, 2021. Ratios for the period from April 1, 2021 to September 30, 2021 were annualized using a 365 day base.

(d)

The effect of the expenses waived for the period from April 1, 2021 to September 30, 2021 was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 0.95%.

(e)	Portfolio turnover is not annualized for the period from April 1, 2021 to September 30, 2021.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Large Cap Core Portfolio I - Financial Highlights	(concluded)

		Class L Units
		For the period from April 1, 2021 to September 30, 2021 (Unaudited)
Increase (Decrease) in Net Asset Value:
Per Unit Operating Performance: (a)	Net asset value, beginning of period	$34.20

	Net investment loss	(0.27)
	Net realized gain and unrealized appreciation (depreciation) on investments and future contracts	3.06

	Total from investment operations	2.79

	Net asset value, end of period	$36.99

Total Investment Return: (b)
	Based on net asset value per unit ^	8.19%

Ratios: (c)(d)	Net expenses to average net assets - net of waived and/or reimbursed expenses	2.16%
	Gross expenses to average net assets	3.21%
	Gross net investment loss to average net assets	(2.49%)
	Net investment loss to average net assets - net of waived and/or reimbursed expenses	(1.44%)

Supplemental Data:	Net assets, end of period (in thousands)	$2,009

	Portfolio turnover (e)	17.55%

^	Total investment return excludes the effects of sales charges.
(a)	Based on average outstanding units of 54,318 for the period from April 1, 2021 to September 30, 2021.

(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2021 to September 30, 2021.

(c)	Based on average net assets of $2,008,037 for the period from April 1, 2021 to September 30, 2021.
(d)

The effect of the expenses waived for the period from April 1, 2021 to September 30, 2021 was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 1.05%.

(e)	Portfolio turnover is not annualized for the period from April 1, 2021 to September 30, 2021.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Large Cap Growth Portfolio I - Financial Highlights	(continued)

		Class A Units
		For the period from April 1, 2021 to September 30, 2021 (Unaudited)
Increase (Decrease) in Net Asset Value:
Per Unit	Net asset value, beginning of period	$36.62

Operating	Net investment loss	(0.30)
Performance: (a)	Net realized gain and unrealized appreciation (depreciation) on investments and future contracts	5.15

	Total from investment operations	4.85

	Net asset value, end of period	$41.47

Total Investment
Return: (b)	Based on net asset value per unit ^	13.24%

Ratios: (c)(d)	Net expenses to average net assets - net of waived and/or reimbursed expenses	1.76%
	Gross expenses to average net assets	2.66%
	Gross net investment loss to average net assets	(2.37%)
	Net investment loss to average net assets - net of waived and/or reimbursed expenses	(1.47%)

Supplemental	Net assets, end of period (in thousands)	$7,012

Data:	Portfolio turnover (e)	84.91%

^	Total investment return excludes the effects of sales charges.
(a)	Based on average outstanding units of 177,642 for the period from April 1, 2021 to September 30, 2021.
(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2021 to September 30, 2021.

(c)	Based on average net assets of $7,225,710 for the period from April 1, 2021 to September 30, 2021. Ratios for the period from April 1, 2021 to September 30, 2021 were annualized using a 365 day base.

(d)

The effect of the expenses waived for the period from April 1, 2021 to September 30, 2021 was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 0.90%.

(e)	Portfolio turnover is not annualized for the period from April 1, 2021 to September 30, 2021.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes there to.

Large Cap Growth Portfolio I - Financial Highlights	(concluded)

		Class L Units
		For the period from April 1, 2021 to September 30, 2021 (Unaudited)
Increase (Decrease) in Net Asset Value:

Per Unit Operating Performance: (a)	Net asset value, beginning of period	$34.35

	Net investment loss	(0.36)
	Net realized gain and unrealized appreciation (depreciation) on investments and future contracts	4.84

	Total from investment operations	4.48

	Net asset value, end of period	$38.83

Total Investment Return: (b)	Based on net asset value per unit ^	13.04%

Ratios: (c)(d)	Net expenses to average net assets - net of waived and/or reimbursed expenses	2.16%
	Gross expenses to average net assets	3.16%
	Gross net investment loss to average net assets	(2.87%)
	Net investment loss to average net assets - net of waived and/or reimbursed expenses	(1.87%)

Supplemental Data:	Net assets, end of period (in thousands)	$2,109

	Portfolio turnover (e)	84.91%

^	Total investment return excludes the effects of sales charges.
(a)	Based on average outstanding units of 54,310 for the period from April 1, 2021 to September 30, 2021.
(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2021 to September 30, 2021.

(c)	Based on average net assets of $2,072,656 for the period from April 1, 2021 to September 30, 2021. Ratios for the period from April 1, 2021 to September 30, 2021 were annualized using a 365 day base.

(d)

The effect of the expenses waived for the period from April 1, 2021 to September 30, 2021 was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 1.00%.

(e)	Portfolio turnover is not annualized for the period from April 1, 2021 to September 30, 2021.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes there to.

Large Cap Value Portfolio I - Financial Highlights	(continued)

		Class A Units
		For the period from April 1, 2021 to September 30, 2021 (Unaudited)
Increase (Decrease) in Net Asset Value:

Per Unit Operating Performance: (a)	Net asset value, beginning of period	$22.93

	Net investment loss	(0.01)
	Net realized gain and unrealized appreciation (depreciation) on investments and future contracts	1.05

	Total from investment operations	1.04
	Less: Dividends from net investment income to unitholders	(0.02)

	Net asset value, end of period	$23.95

Total Investment Return: (b)	Based on net asset value per unit ^	4.52%

Ratios: (c)(d)	Net expenses to average net assets - net of waived and/or reimbursed expenses	1.76%
	Gross expenses to average net assets	2.70%
	Gross net investment loss to average net assets	(1.02%)
	Net investment loss to average net assets - net of waived and/or reimbursed expenses	(0.08%)

Supplemental Data:	Net assets, end of period (in thousands)	$5,818

	Portfolio turnover (e)	3.19%

^	Total investment return excludes the effects of sales charges.
(a)	Based on average outstanding units of 251,058 for the period from April 1, 2021 to September 30, 2021.
(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2021 to September 30, 2021.
(c)	Based on average net assets of $6,133,066 for the period from April 1, 2021 to September 30, 2021. Ratios for the period from April 1, 2021 to September 30, 2021 were annualized using a 365 day base.

(d)

The effect of the expenses waived for the period from April 1, 2021 to September 30, 2021 was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 0.94%.

(e)	Portfolio turnover is not annualized for the period from April 1, 2021 to September 30, 2021.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Large Cap Value Portfolio I - Financial Highlights	(concluded)

		Class L Units
		For the period from April 1, 2021 to September 30, 2021 (Unaudited)
Increase (Decrease) in Net Asset Value:

Per Unit Operating Performance: (a)	Net asset value, beginning of period	$22.22

	Net investment loss	(0.06)
	Net realized gain and unrealized appreciation (depreciation) on investments and future contracts	1.02

	Total from investment operations	0.96

	Net asset value, end of period	$23.18

Total Investment Return: (b)	Based on net asset value per unit ^	4.32%

Ratios: (c)(d)	Net expenses to average net assets - net of waived and/or reimbursed expenses	2.16%
	Gross expenses to average net assets	3.20%
	Gross net investment loss to average net assets	(1.52%)
	Net investment loss to average net assets - net of waived and/or reimbursed expenses	(0.48%)

Supplemental Data:	Net assets, end of period (in thousands)	$1,659

	Portfolio turnover (e)	3.19%

^	Total investment return excludes the effects of sales charges.
(a)	Based on average outstanding units of 71,563 for the period from April 1, 2021 to September 30, 2021.
(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2021 to September 30, 2021.

(c)	Based on average net assets of $1,694,090 for the period from April 1, 2021 to September 30, 2021. Ratios for the period from April 1, 2021 to September 30, 2021 were annualized using a 365 day base.

(d)

The effect of the expenses waived for the period from April 1, 2021 to September 30, 2021 was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 1.04%.

(e)	Portfolio turnover is not annualized for the period from April 1, 2021 to September 30, 2021.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Mid Cap Core Portfolio I - Financial Highlights	(continued)

		Class A Units
		For the period from April 1, 2021 to September 30, 2021 (Unaudited)
Increase (Decrease) in Net Asset Value:
Per Unit Operating Performance: (a)	Net asset value, beginning of period	$37.50

	Net investment loss	(0.23)
	Net realized gain and unrealized appreciation (depreciation) on investments and future contracts	1.47

	Total from investment operations	1.24

	Net asset value, end of period	$38.74

Total Investment Return: (b)	Based on net asset value per unit ^	3.31%
Ratios: (c)(d)	Net expenses to average net assets - net of waived and/or reimbursed expenses	1.76%
	Gross expenses to average net assets	2.81%
	Gross net investment loss to average net assets	(2.22%)
	Net investment loss to average net assets - net of waived and/or reimbursed expenses	(1.17%)

Supplemental Data:	Net assets, end of period (in thousands)	$4,356

	Portfolio turnover (e)	96.84%

^	Total investment return excludes the effects of sales charges.
(a)	Based on average outstanding units of 115,109 for the period from April 1, 2021 to September 30, 2021.
(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2021 to September 30, 2021.

(c)	Based on average net assets of $4,541,436 for the period from April 1, 2021 to September 30, 2021. Ratios for the period from April 1, 2021 to September 30, 2021 were annualized using a 365 day base.

(d)

The effect of the expenses waived for the period from April 1, 2021 to September 30, 2021 was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 1.05%.

(e)	Portfolio turnover is not annualized for the period from April 1, 2021 to September 30, 2021.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Mid Cap Core Portfolio I - Financial Highlights	(concluded)

		Class L Units
		For the period from April 1, 2021 to September 30, 2021 (Unaudited)
Increase (Decrease) in Net Asset Value:

Per Unit Operating Performance: (a)	Net asset value, beginning of period	$33.22

	Net investment loss	(0.27)
	Net realized gain and unrealized appreciation (depreciation) on investments and future contracts	1.30

	Total from investment operations	1.03

	Net asset value, end of period	$34.25

Total Investment Return: (b)	Based on net asset value per unit ^	3.10%

Ratios: (c)(d)	Net expenses to average net assets - net of waived and/or reimbursed expenses	2.16%
	Gross expenses to average net assets	3.31%
	Gross net investment loss to average net assets	(2.72%)
	Net investment loss to average net assets - net of waived and/or reimbursed expenses	(1.57%)

Supplemental Data:	Net assets, end of period (in thousands)	$1,440

	Portfolio turnover (e)	96.84%

^	Total investment return excludes the effects of sales charges.
(a)	Based on average outstanding units of 42,055 for the period from April 1, 2021 to September 30, 2021.
(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2021 to September 30, 2021.

(c)	Based on average net assets of $1,468,356 for the period from April 1, 2021 to September 30, 2021. Ratios for the period from April 1, 2021 to September 30, 2021 were annualized using a 365 day base.

(d)

The effect of the expenses waived for the period from April 1, 2021 to September 30, 2021 was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 1.15%.

(e)	Portfolio turnover is not annualized for the period from April 1, 2021 to September 30, 2021.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Small Cap Core Portfolio I - Financial Highlights

		Class A Units
		For the period from April 1, 2021 to September 30, 2021 (Unaudited)
Increase (Decrease) in Net Asset Value:

Per Unit Operating Performance: (a)	Net asset value, beginning of period	$30.63

	Net investment loss	(0.16)
	Net realized loss and unrealized appreciation (depreciation) on investments and future contracts	(0.11)

	Total from investment operations	(0.27)

	Net asset value, end of period	$30.36

Total Investment Return: (b)	Based on net asset value per unit ^	(0.88%)

Ratios: (c)(d)	Net expenses to average net assets - net of waived and/or reimbursed expenses	1.76%
	Gross expenses to average net assets	2.86%
	Gross net investment loss to average net assets	(2.13%)
	Net investment loss to average net assets - net of waived and/or reimbursed expenses	(1.04%)

Supplemental Data:	Net assets, end of period (in thousands)	$3,841

	Portfolio turnover (e)	116.03%

^	Total investment return excludes the effects of sales charges.
(a)	Based on average outstanding units of 130,799 for the period from April 1, 2021 to September 30, 2021.
(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2021 to September 30, 2021.
(c)	Based on average net assets of $4,094,692 for the period from April 1, 2021 to September 30, 2021. Ratios for the period from April 1, 2021 to September 30, 2021 were annualized using a 365 day base.
(d)

The effect of the expenses waived for the period from April 1, 2021 to September 30, 2021 was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 1.10%.

(e)	Portfolio turnover is not annualized for the period from April 1, 2021 to September 30, 2021.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Puerto Rico Fund International Portfolio I

Schedule of Investments			(continued)	September 30, 2021 (Unaudited)

COMMON STOCKS - 74.31% of net assets applicable to common unitholders
Shares			Issuer	Value

Belgium - 3.99% of net assets applicable to common unitholders
Chemicals & Allied - 2.74% of total investments
1,578	B		UCB SA - Sponsored ADR	$89,141

Depository Institutions - 2.64% of total investments
1,907	B		KBC Group NV - Sponsored ADR	86,006

Total Belgium (cost $147,292)				$175,147

Brazil - 1.97% of net assets applicable to common unitholders
Depository Institutions - 2.65% of total investments
16,383	B		Itaú Unibanco Holding S.A. - Sponsored ADR	$86,338

Total Brazil (cost $80,109)				$86,338

Denmark - 1.52% of net assets applicable to common unitholders
Food and Kindred Products - 2.05% of total investments
2,037	B		Carlsberg A/S - Sponsored ADR	$66,834

Total Denmark (cost $43,146)				$66,834

England - 13.09% of net assets applicable to common unitholders
Mining and Quarrying of Nonmetallic Minerals, Except Fuels - 1.08% of total investments
1,988	B		Anglo American PLC - Sponsored ADR	$35,347

Amusement and Recreation Services- 3.79% of total investments
4,305	B	A	Entain PLC - Sponsored ADR	123,360

Measuring, Analytics, & Control Instruments - 1.82% of total investments
1,727	B		Smith & Nephew PLC - Sponsored ADR	59,305

Fabricated Metal Products, except Machinery and Transportation Equipment - 3.00% of total investments
3,201	B		BAE Systems PLC - Sponsored ADR	97,855

Miscellaneous Services- 2.70% of total investments
4,215	B		Compass Group PLC - Sponsored ADR	88,094

Security & Commodity Brokers, Dealers, Exchanges and Services - 2.44% of total investments
3,123	B		London Stock Exchange Group, Inc - Sponsored ADR	79,418

Wholesale Trade Non-Durable Goods - 2.79% of total investments
5,745	B		Reckitt Benckiser Group PLC - Sponsored ADR	90,771

Total England (cost $537,415)				$574,150

France - 11.85% of net assets applicable to common unitholders
Food and Kindred Products - 3.31% of total investments
2,452	B		Pernod Ricard S.A. - Sponsored ADR	$108,011

Transportation Equipment - 2.15% of total investments
2,095	B		Airbus SE - Sponsored ADR	69,952

Stone, Clay, Glass and Concrete Products - 2.12% of total investments
5,135	B		Compagnie de Saint-Gobain S.A.-Sponsored ADR	68,963

Chemicals & Allied - 2.12% of total investments
2,149	B		L’Air Liquide S.A. - Sponsored ADR	69,090

Business Services - 2.48% of total investments
1,942	B		Capgemini SE-Sponsored ADR	80,826
1,447	B		Wordline S.A. - Sponsored ADR	55,492

Wholesale Trade Non-Durable Goods - 2.06% of total investments
4,964	B		Danone S.A. - Sponsored ADR	67,262

Total France (cost $415,140)				$519,596

Finland - 1.87% of net assets applicable to common unitholders
Depository Institutions - 2.51% of total investments
6,290	B		Nordea Bank ABP - Sponsored ADR	$81,833

Total Finland (cost $60,613)				$81,833

Germany - 9.65% of net assets applicable to common unitholders
Electric, Gas, and Sanitary Services - 2.62% of total investments
1,040	B		Siemens Aktiengesellschaft - Sponsored ADR	$85,426

Postal Service - 2.36% of total investments
1,220	B		Deutsche Post AG- Sponsored ADR	76,970

Business Services - 3.25% of total investments
785			SAP SE	106,006

Chemicals & Allied - 4.75% of total investments
2,095	B		Merck Kommanditgesellschaft auf Aktien - Sponsored ADR	91,070
1,819	B		Fresenius Medical Care AG & Co. KGaA - Sponsored ADR	63,610

Total Germany (cost $334,329)				$423,082

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Puerto Rico Fund
International Portfolio I

Schedule of Investments		(concluded)			September 30, 2021 (Unaudited)

Shares		Issuer			Value

Hong Kong - 1.94% of net assets applicable to common unitholders
Insurance Carriers - 2.61% of total investments
1,850	B	AIA Group Limited - Sponsored ADR			$85,119

Total Hong Kong (cost $68,377)					$85,119

Italy - 1.21% of net assets applicable to common unitholders
Electric, Gas, and Sanitary Services - 1.62% of total investments
6,909	B	Enel Societa per Azi - Sponsored ADR			$52,785

Total Italy (cost $48,548)					$52,785

Japan - 9.67% of net assets applicable to common unitholders
Industrial & Commercial Machinery & Computer Equipment - 5.02% of total investments
3,741	B	Fanuc Corporation - Sponsored ADR			$82,489
683	B	Hitachi, Ltd. - Sponsored ADR			81,017

Chemicals & Allied - 1.95% of total investments
843	B	Eisai Co., Ltd. - Sponsored ADR			63,647

Electronic & Equipment - 6.04% of total investments
3,702	B	Murata Manufacturing Co., Ltd. - Sponsored ADR			81,629
1,042	B	Sony Group Corp - Sponsored ADR			115,224

Total Japan (cost $350,669)					$424,006

Netherlands - 3.19% of net assets applicable to common unitholders
Electronic & Equipment - 1.91% of total investments
1,403	B	Koninklijke Philips N.V. - Sponsored ADR			$62,349

Industrial & Commercial Machinery & Computer Equipment - 2.38% of total investments
104	B	ASML Holding N.V. - Sponsored ADR			77,491

Total Netherlands (cost $87,739)					$139,840

Singapore - 1.57% of net assets applicable to common unitholders
Depository Institutions - 2.11% of total investments
774	B	DBS Group Holdings Limited - Sponsored ADR			$68,654

Total Singapore (cost $44,493)					$68,654

Spain - 5.23% of net assets applicable to common unitholders
Depository Institutions - 2.12% of total investments
19,072	B	Banco Santander, S.A. - Sponsored ADR			$69,041

Transportation Air - 2.01% of total investments
3,800	B	Aena S.M.E., S.A. - Sponsored ADR			65,588

Security & Commodity Brokers, Dealers, Exchanges and Services - 2.91% of total investments
1,440	B	Amadeus IT Group, S.A - Sponsored ADR			94,824

Total Spain (cost $232,089)					$229,453

Switzerland - 4.94% of net assets applicable to common unitholders
Chemicals & Allied - 2.58% of total investments
1,848	B	Roche Holding AG - Sponsored ADR			$84,029

Depository Institutions - 2.17% of total investments
5,346	B	Julius Baer Group Limited - Sponsored ADR			70,835

Insurance Carriers - 1.90% of total investments
1,505	B	Zurich Insurance Group AG - Sponsored ADR			61,795

Total Switzerland (cost $169,844)					$216,659

Taiwan - 1.26% of net assets applicable to common unitholders
Depository Institutions - 1.69% of total investments
494	B	Taiwan Semiconductor Manufacturing Company Limited - Sponsored ADR			$55,155

Total Taiwan (cost $27,713)					$55,155

United States - 1.36% of net assets applicable to common unitholders
Eating & Drinking Places- 1.83% of total investments
1,028		Yum! Brands, Inc.			$59,736

Total United States (cost $55,241)					$59,736

TOTAL COMMON STOCKS (cost $2,702,757)					$3,258,387

		Total investments (74.31% of net assets)			$3,258,387
		Other assets less liabilities (25.69% of net assets)			1,126,431

		Net assets applicable to common unitholders - 100%			$4,384,818

Open Futures		Issuer	Expiration Date	Underlying Notional Amount at Value	Unrealized Depreciation
Futures Contracts
8 Equity Index Contracts		E-Mini MSCI EAFE Index Contracts	12/17/21	$906,360	$(42,240)

		The underlying notional amount at value of open futures contracts is 20.67% of net assets applicable to common unitholders.

	A	Non-dividend producing security.

	B	A Sponsored ADR is an American Depository Receipt (“ADR”) that is issued through the cooperation of the company whose stock will be the underlying asset.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Puerto Rico Fund
Large Cap Core Portfolio I

Schedule of Investments		(continued)	September 30, 2021 (Unaudited)

COMMON STOCKS - 73.69% of net assets applicable to common unitholders
Shares		Issuer	Value

Ireland - 1.34% of net assets applicable to common unitholders
Business Services - 1.82% of total investments
789		Medtronic PLC	$98,901

Total Ireland (cost $81,455)			$98,901

United States - 72.35% of net assets applicable to common unitholders		(continued)
Aircraft Engines - 2.32% of total investments
594		Honeywell International, Inc.	$126,094

Amusement and Recreation Services - 1.19% of total investments
383		The Walt Disney Company	64,792

Apparel and Other Finished Products Made from Fabrics and Similar Materials - 0.92% of total investments
124	A	Lululemon Athletica, Inc.	50,183

Building Materials - 1.40% of total investments
232		Home Depot, Inc.	76,156

Business Services - 18.36% of total investments
1,452		Microsoft Corp.	409,348
139	A	Alphabet, Inc. Class A	371,619
136	A	Adobe Systems, Inc.	78,298
366	A	PayPal Holdings, Inc.	95,237
565			43,725

Chemicals & Allied - 6.99% of total investments
480		Abbott Laboratories	56,702
237		Eli Lilly and Company	54,759
791		Johnson & Johnson	127,747
381		Linde PLC	111,778
385		Merck & Co.	28,917

Communications - 3.11% of total investments
3,027		Comcast Corp.	169,300

Depository Institutions - 10.23% of total investments
1,061		JP Morgan Chase & Co.	173,675
4,168		Bank of America Corp.	176,932
513		The PNC Financial Services Group, Inc	100,363
2,266		Wells Fargo and Company	105,165

Eating & Drinking Places - 1.72% of total investments
847		Starbucks Corporation	93,433

Electronic & Equipment - 4.51% of total investments
708		NVIDIA Corporation	146,669
967	A	Micron Technology, Inc.	68,638
290	A	Advanced Micro Devices, Inc	29,841

Food and Kindred Products - 0.81% of total investments
210		Constellation Brands, Inc.	44,245

General Merchandise Store - 4.26% of total investments
264		Costco Wholesale Corporation	118,628
493		Target Corporation	112,784

Industrial & Commercial Machinery & Computer Equipment - 11.75% of total investments
2,910		Apple Computer, Inc.	411,765
185	A	Palo Alto Networks, Inc.	88,615
1,380		Cisco Systems, Inc.	75,113
283		Cummins, Inc.	63,550

Insurance Carriers - 4.30% of total investments
312		UnitedHealth Group, Inc.	121,911
300		Anthem, Inc.	111,840

Measuring, Analytics, & Control Instruments - 2.58% of total investments
2,060	A	Boston Scientific Co.	89,383
173		Rockwell Automation, Inc	50,869

Miscellaneous Retail - 4.95% of total investments
82	A	Amazon.com, Inc.	269,373

Miscellaneous Services - 4.56% of total investments
731	A	Facebook, Inc.	248,094

Non-Depository Institution - 4.43% of total investments
810		Visa, Inc.	180,428
360		American Express Company	60,311

Oil and Gas Extraction - 1.66% of total investments
1,127		EOG Resources, Inc	90,464

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Puerto Rico Fund
Large Cap Core Portfolio I

Schedule of Investments		(concluded)			September 30, 2021 (Unaudited)

Shares		Issuer			Value
UnitedStates 72.35% of net assets applicable to common unitholders (concluded)

Petroleum Refining & Related Industries - 1.69 % of total investments
1,358		ConocoPhillips			$92,032

Railroad Transportation - 1.11% of total investments
252		Norfolk Southern Corporation			60,291

Rubber and Miscellaneous Plastic Products - 1.66% of total investments
622		NIKE, Inc.			90,333

Security & Commodity Brokers, Dealers, Exchanges and Services - 2.57% of total investments
1,435		Morgan Stanley			139,640

Transportation Equipment - 1.10% of total investments
1,136		General Motors Company			59,880

Total United States (cost $3,229,218)					$5,338,920

TOTAL COMMON STOCKS (cost $3,310,673)					$5,437,821

		Total investments (73.69% of net assets)			$5,437,821
		Other assets less liabilities (26.31% of net assets)			1,941,087

		Net assets applicable to common unitholders - 100%			$7,378,908

Open Futures		Issuer	Expiration Date	Underlying Notional Amount at Value	Unrealized Depreciation
Futures Contracts
7 Equity Index Contracts		E-Mini S&P 500 Index	12/17/21	$1,505,613	$(55,055)

		The underlying notional amount at value of open futures contracts is 20.40% of net assets applicable to common unitholders.

	A	Non-dividend producing security.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Puerto Rico Fund
Large Cap Growth Portfolio I

Schedule of Investments		(continued)	September 30, 2021 (Unaudited)

COMMON STOCKS - 76.59% of net assets applicable to common unitholders
Shares		Issuer	Value

Netherlands - 2.46% of net assets applicable to common unitholders
Industrial & Commercial Machinery & Computer Equipment - 1.55% of total investments
145	B	ASML Holding N.V. - Sponsored ADR	$108,041

Business Services - 1.66% of total investments
1,350	A	CoStar Group, Inc.	116,181

Total Netherlands (cost $213,011)			$224,222

Switzerland - 0.86% of net assets applicable to common unitholders
Wholesale Trade-Durable Goods - 1.12% of total investments
570		TE Connectivity Ltd.	$78,215

Total Switzerland (cost $77,542)			$78,215

United States - 73.27% of net assets applicable to common unitholders
Apparel and Other Finished Products Made from Fabrics and Similar Materials - 1.54% of total investments
265	A	Lululemon Athletica, Inc.	$107,246

Building Materials - 1.82% of total investments
625		Lowe’s Companies, Inc.	126,788

Business Services - 40.13% of total investments
420		Adobe, Inc.	241,802
575		Airbnb, Inc.	96,456
950		Bumble, Inc.	47,481
200		Compass, Inc.	2,652
101	A	Alphabet, Inc. Class A	270,026
101	A	Alphabet, Inc. Class C	269,196
2,250	A	Microsoft Corp.	634,320
300		Atlassian Corporation PLC	117,426
230		Intuit, Inc.	124,087
290		Mastercard Incorporated	100,827
510		Match Group, Inc.	80,065
195		Moody’s Corp.	69,246
75		MSCI, Inc.	45,626
730		PayPal Holdings, Inc.	189,953
1,190		Snap, Inc.	87,905
150		Snowflake, Inc.	45,365
255		Veeva Systems, Inc.	73,483
690	A	Salesforce.com, Inc.	187,142
480	A	Workday, Inc.	119,947

Chemicals & Allied - 4.85% of total investments
240		The Estee Lauder Companies, Inc.	71,983
385		Linde PLC	112,951
85		Bio-Techne Corp.	41,188
580		Zoetis, Inc.	112,601

Eating & Drinking Places - 1.59% of total investments
61		Chipotle Mexican Grill, Inc.	110,869

Electronic and Equipment - 5.50% of total investments
1,075		Advanced Micro Devices, Inc.	110,618
650		Analog Devices, Inc.	108,862
795		NVIDIA Corporation	164,692

Engineering, Accounting, Research, Management, and Related Services - 1.13% of total investments
330		IQVIA Holdings, Inc.	79,048

Fabricated Metal Products - 2.35% of total investments
1,060		Ball Corp.	95,368
245		Parker-Hannifin Corp.	68,507

Hotels, Rooming Houses, Camps, and Other Lodging Places - 1.22% of total investments
645		Hilton Worldwide Holdings, Inc.	85,211

Industrial & Commercial Machinery & Computer Equipment - 6.55% of total investments
2,445		Apple Inc.	345,968
465		Square, Inc.	111,526

Insurance Carriers - 1.26% of total investments
225		UnitedHealth Group	87,917

Measuring, Analytics, & Control Instruments - 4.17% of total investments
655		Agilent Technologies, Inc.	103,182
175		Align Technology, Inc.	116,450
630		Edwards Lifesciences Corp.	71,322

Miscellaneous Retail - 6.87% of total investments
146	A	Amazon.com, Inc.
			479,616

Miscellaneous Services - 6.39% of total investments
885	A	Facebook, Inc.	300,360
235		ServiceNow, Inc.	146,233

Motion Picture - 1.86% of total investments
213		Netflix, Inc.	130,002

Non-depository Institutions - 2.84% of total investments
890		Visa, Inc.	198,248

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Puerto Rico Fund
Large Cap Growth Portfolio I

Schedule of Investments (concluded)					September 30, 2021 (Unaudited)

United States - 73.27% of net assets applicable to common unitholders (concluded)

Rubber and Miscellaneous Plastic Products - 2.88% of total investments
1,385		NIKE, Inc.			$201,144

Security & Commodity Brokers, Dealers, Exchanges and Services - 0.91% of total investments
38		MercadoLibre, Inc.			63,817

Transportation Equipment - 1.72% of total investments
155		Tesla, Inc.			120,199

Wholesale Trade-Durable Goods - 0.11% of total investments
250		OnHolding AG			7,534

Total United States (cost $4,830,040)					$6,682,455

TOTAL COMMON STOCKS (cost $5,120,593)					$6,984,892

		Total investments (76.59% of net assets)			$6,984,892
		Other assets less liabilities (23.41% of net assets)			2,135,594

		Net assets applicable to common unitholders - 100%			$9,120,486

Open Futures		Issuer	Expiration Date	Underlying Notional Amount at Value	Unrealized Depreciation
Futures Contracts
9 Equity Index Contracts		E-Mini S&P 500 Index	12/17/21	$ 1,935,788	$(70,785)

		The underlying notional amount at value of open futures contracts is 21.22% of net assets applicable to common unitholders.

	A	Non-dividend producing security.

	B	A Sponsored ADR is an American Depository Receipt (“ADR”) that is issued through the cooperation of the company whose stock will be the underlying asset.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Puerto Rico Fund Large Cap Value Portfolio I

Schedule of Investments					September 30, 2021 (Unaudited)

COMMON STOCKS- 75.17% of net assets applicable to common unitholders
Shares		Issuer			Value
England - 2.83% of net assets applicable to common unitholders
Food and Kindred Products - 3.76% of total investments
1,094	B	Diageo PLC - Sponsored ADR			$211,142

Total England (cost $133,248)					$211,142

Switzerland - 1.81% of net assets applicable to common unitholders
Food and Kindred Products - 2.41% of total investments
1,126	B	Nestlré, S.A. - Sponsored ADR			$135,356

Total Switzerland (cost $143,981)					$135,356

Japan - 1.68% of net assets applicable to common unitholders
Food and Kindred Products - 2.24% of total investments
2,123	B	Nintendo Co., Ltd. - Sponsored ADR			$125,788

Total Japan (cost $100,239)					$125,788

United States - 68.85% of net assets applicable to common unitholders
Building Materials - 7.64% of total investments
1,365		Lowe’s Companies, Inc.			$276,904
2,954		Fastenal Company			152,456

Business Services - 4.99% of total investments
994		Microsoft Corp.			280,228

Chemicals & Allied - 12.65% of total investments
2,003		Merck & Co.			150,445
3,996		Pfizer, Inc.			171,868
604		Air Products and Chemicals, Inc			154,690
1,449		Johnson & Johnson			234,014

Communications - 8.76% of total investments
2,632		Verizon Communications, Inc.			142,154
1,067		Crown Castle International Corp.			184,932
2,959		Comcast Corp.			165,497

Electric, Gas, & Sanitary Services - 3.47% of total investments
2,674		Dominion Resources, Inc.			195,255

Electronic & Equipment - 7.91% of total investments
2,835		Intel Corp.			151,049
1,526		Texas Instruments, Inc.			293,312

Engineering, Accounting, Research, Management, and Related Services - 2.99% of total investments
1,496		Paychex, Inc.			168,225

General Merchandise Stores - 4.13% of total investments
1,014		Target Corporation			231,973

Industrial & Commercial Machinery & Computer Equipment - 8.84% of total investments
3,383		Cisco Systems, Inc.			184,137
2,209		Apple Inc.			312,574

Insurance Carriers - 9.31% of total investments
816	A	Berkshire Hathaway, Inc.			222,719
1,155		Cincinnati Financial Corp.			131,924
1,863		The Progressive Corporation			168,397

Motor Freight Transportation and Warehousing - 3.79% of total investments
1,170		United Parcel Service, Inc.			213,057

Petroleum Refining & Related Industries - 2.54% of total investments
1,408		Chevron Corp.			142,842

Railroad Transportation - 3.72% of total investments
874		Norfolk Southern Corp.			209,105

Security & Commodity Brokers, Dealers, Exchanges and Services - 6.16% of total investments
325		BlackRock, Inc.			272,565
2,475		Franklin Resources, Inc.			73,557

Tobacco Products - 4.70% of total investments
2,999		Altria Group, Inc.			136,514
1,346		Phillip Morris International, Inc.			127,587

Total United States (cost $3,269,414)					$5,147,980

TOTAL COMMON STOCKS (cost $3,646,882)					$5,620,266

		Total investments (75.17% of net assets)			$5,620,266
		Other assets less liabilities (24.83% of net assets)			1,856,478

		Net assets applicable to common unitholders - 100%			$7,476,744

Open Futures		Issuer	Expiration Date	Underlying Notional Amount at Value	Unrealized Depreciation
Futures Contracts
7 Equity Index Contracts		E-Mini S&P 500 Index	12/17/21	$1,505,613	$(55,055)

		The underlying notional amount at value of open futures contracts is 20.14% of net assets applicable to common unitholders.

	A	Non-dividend producing security.

	B	A Sponsored ADR is an American Depository Receipt (“ADR”) that is issued through the cooperation of the company whose stock will be the underlying asset.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Puerto Rico Fund
Mid Cap Core Portfolio I

Schedule of Investments		(continued)	September 30, 2021 (Unaudited)

COMMON STOCKS - 73.48% of net assets applicable to common unitholders
Shares		Issuer	Value

Japan - 2.63% of net assets applicable to common unitholders
Insurance Agents, Brokers and Services - 3.58% of total investments
2,467		Moelis & Company	$152,633

Total Japan (cost $135,147)			$152,633

United States - 70.85% of net assets applicable to common unitholders
Amusement and Recreation Services - 3.26% of total investments
578		Churchill Downs, Inc.	$138,766

Auto, Dealers & Gas - 4.32% of total investments
1,439	A	Carmax, Inc.	184,134

Business Services - 10.80% of total investments
1,591	A	Copart, Inc.	220,704
1,713	A	Black Knight, Inc.	123,336
1,082		Citrix Systems, Inc.	116,174

Chemicals & Allied - 4.76% of total investments
296		NewMarket Corp.	100,276
2,163		Perrigo Company PLC	102,375

Electronic & Equipment - 10.23% of total investments
1,438		Amphenol Corp.	105,305
2,029		Otis Worldwide Corp.	166,946
991		Skyworks Solutions, Inc.	163,297

Fabricated Metal Products - 3.11% of total investments
1,470		Ball Corp.	132,256

Food and Kindred Products - 8.73% of total investments
1,316		Brown-Forman Corp.	88,185
1,600		Lamb Weston Holdings, Inc.	98,192
1,685		Post Holdings, Inc.	185,620

General Merchandise Store - 2.72% of total investments
1,209		Dollar Tree, Inc.	115,725

Holdging & Other Investment Offices - 2.50% of total investments
3,324		Store Capital Corp.	106,468

Insurance Carriers - 7.06% of total investments
190		Alleghany Corp.	118,638
1,595		Cincinnati Financial Corp.	182,181

Measuring, Analytics, & Control Instruments - 6.35% of total investments
704		Haemonetics Corp.	49,695
1,618		Sensata Technologies Holding	88,537
647		Steris PLC	132,169

Mining and Quarrying of Nonmetallic Minerals, Except Fuels - 4.06% of total investments
1,023		Vulcan Materials Company	173,051

Miscellaneous Manufacturing Industries - 5.59% of total investments
1,628		Armstrong World Industries, Inc.	155,425
925		Hasbro, Inc.	82,529

Motor Freight Transportation and Warehousing - 4.61% of total investments
686		Old Dominion Freight Line, Inc.	196,182

Personal Services - 3.10% of total investments
621		UniFirst Corp.	132,037

Primary Metal Industry - 3.09% of total investments
882		M&T Bank Corp.	131,718

Rubber and Miscellaneous Plastic Products - 10.22% of total investments
1,002		AptarGroup, Inc.	119,589
2,507		Entegris, Inc.	315,631

Wholesale Trade-Durable Goods - 1.92% of total investments
2,311		Allison Transmission Holdings, Inc.	81,625

Total United States (cost $3,967,749)			$4,106,766

TOTAL COMMON STOCK (cost $4,102,896)			$4,259,399

		Total investments (73.48% of net assets)	$4,259,399
		Other assets less liabilities (26.52% of net assets)	1,537,093

		Net assets applicable to common unitholders - 100%	$5,796,492

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Puerto Rico Fund
Mid Cap Core Portfolio I

Schedule of Investments		(concluded)			September 30, 2021 (Unaudited)

Open Futures		Issuer	Expiration Date	Underlying Notional Amount at Value	Unrealized Depreciation
Futures Contracts
5 Equity Index Contracts		E-Mini S&P Midcap 400 Index	12/17/21	$ 1,317,700	$(30,500)

The underlying notional amount at value of open futures contracts is 22.73% of net assets applicable to common unitholders.

	A	Non-dividend producing security.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Puerto Rico Fund
Small Cap Core Portfolio I

Schedule of Investments	(continued)	September 30, 2021 (Unaudited)

COMMON STOCKS - 74.39% of net assets applicable to common unitholders
Shares		Issuer	Value

Bermuda - 2.99% of net assets applicable to common unitholders
Insurance Carriers - 1.97% of total investments
1,220		AXIS Capital Holdings Ltd.	$56,169
420		RenaissanceRe Holdings Ltd.	58,548

Total Bermuda (cost $130,549)			$114,717

United States - 71.40% of net assets applicable to common unitholders (continued)
Apparel and Accessory Stores - 2.08% of total investments
2,300		American Eagle Outfitters, Inc.	$59,340

Business Services - 17.12% of total investments
585		Insperity, Inc.	64,783
1,600		Apria, Inc.	59,440
1,710		Bottomline Technologies, Inc.	67,169
2,520		Cognyte Software Ltd.	51,786
820		Envestnet, Inc	65,797
520		ManpowerGroup Inc.	56,306
1,610		Parsons Corp.	54,354
600		Perficient, Inc.	69,420

Chemicals & Allied - 7.35% of total investments
1,220		Cabot Corp.	61,146
3,910		Chimerix, Inc.	24,203
1,110		Emergent BioSolutions, Inc.	55,578
1,800		Harmony Biosciences Holdings, Inc.	68,994

Depository Institutions - 11.46% of total investments
920		Prosperity Bancshares, Inc.	65,440
1,050		Texas Capital Bancshares, Inc.	63,021
1,800		United Bankshares, Inc.	65,484
2,110		United Community Banks, Inc.	69,250
1,554		Cathay General Bancorp	64,320

Electronic & Equipment - 10.49% of total investments
660		Advanced Energy Industries, Inc.	57,915
860		Diodes, Inc.	77,907
4,900		GrafTech International Ltd.	50,568
1,170		Mercury Systems, Inc.	55,481
2,610		Rambus, Inc.	57,942

Electric, Gas & Sanitary Services - 2.38% of total investments
658		IDACORP, Inc.	68,024

Engineering, Accounting, Research, Management, and Related Services - 7.25% of total investments
860		WNS (Holdings) Limited	70,348
3,200		Exelixis, Inc.	67,648
700		NV5 Global, Inc.	68,999

Fabricated Metal Products - 4.13% of total investments
1,160		BWX Technologies, Inc.	62,478
2,910		PGT Innovations, Inc.	55,581

Food and Kindred Products - 2.38% of total investments
1,590		The Hain Celestial Group, Inc.	68,020

Holding & Other Investments Offices- 2.91% of total investments
4,390		InnovAge Holding Corp.	29,018
2,290		NETSTREIT Corp.	54,159

Home Furniture - 1.33% of total investments
2,200		Bed Bath & Beyond, Inc.	38,005

Hotels, Rooming Houses, Camps and Other Lodging Places- 2.39% of total investments
1,020		Monarch Casino & Resort, Inc.	68,330

Insurance Carriers- 6.79% of total investments
1,010		First American Financial Corp.	67,721
1,840		James River Group Holdings, Ltd.	69,423
510		Reinsurance Group of America, Inc.	56,743

Measuring, Analytics & Controls Instruments - 8.15% of total investments
1,670		Cardiovascular Systems, Inc.	54,826
2,040		Cohu, Inc.	65,158
940		NuVasive, Inc.	56,259
242	A	ICU Medical, Inc.	56,478

Personal Services - 1.88% of total investments
2,150		Healthcare Services Group, Inc.	53,729

Real estate - 2.20% of total investments
1,550		Marcus & Millichap, Inc.	62,961

Transportation Air - 4.61% of total investments
729		Forward Air Corp.	60,522
3,290		Hawaiian Holdings, Inc.	71,261

Wholesale Trade-Durable Goods - 1.08% of total investments
2,910		RADA Electronic Industries Ltd.	30,960

Total United States (cost $2,896,652)			$2,742,295

TOTAL COMMON STOCKS (cost $3,027,201)			$2,857,012

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Puerto Rico Fund
Small Cap Core Portfolio I

Schedule of Investments	(concluded)	September 30, 2021 (Unaudited)

Total investments (74.39% of net assets)	$2,857,012
Other assets less liabilities (25.61% of net assets)	983,583

Net assets applicable to common unitholders - 100%	$3,840,595

Open Futures	Issuer	Expiration Date	Underlying Notional Amount at Value	Unrealized Depreciation
Futures Contracts
7 Equity Index Contracts	Russell 2000 Mini Index	12/17/21	$770,770	$ (11,813)

The underlying notional amount at value of open futures contracts is 20.07% of net assets applicable to common unitholders.

A	Non-dividend producing security.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Puerto Rico Fund	September 30, 2021 (Unaudited)

Statement of Assets and Liabilities	(continued)

		International Portfolio I	Large Cap Core Portfolio I	Large Cap Growth Portfolio I	Large Cap Value Portfolio I

Assets:
	Investments at market value	$3,258,387	$5,437,821	$6,984,892	$5,620,266
	Cash and cash equivalents	1,035,681	1,760,291	1,953,776	1,711,881
	Cash restricted for futures contracts	144,497	220,504	284,357	219,004
	Interest and dividends receivable	5,634	955	348	10,002
	Receivable for investment sold	-	113,845	-	-
	Receivable for operating expeses reimbursed	4,207	5,493	3,788	4,893
	Prepaid and other assets	8,319	10,057	12,483	9,957

	Total assets	4,456,725	7,548,966	9,239,644	7,576,003

Liabilities:	Administration fees payable	359	-	-	420
	Investment advisory fees payable	2,930	2,526	3,163	4,242
	Due to broker	38,480	36,155	46,485	36,155
	Payable for investment purchased	-	73,298	-	-
	Distribution and service fees payable	933	2,438	2,889	2,311
	Variation margin payable	3,760	18,900	24,300	18,900
	Professional fees	12,381	19,923	23,075	19,699
	Sub-transfer agent fees	2,310	3,494	4,212	3,706
	Reporting fees	8,756	11,052	12,458	11,377
	Directors fees	714	995	1,168	1,085
	Accrued expenses and other liabilities	1,284	1,277	1,408	1,364

	Total liabilities	71,907	170,058	119,158	99,259

Net Assets Applicable to Common Unitholders		$4,384,818	$7,378,908	$9,120,486	$7,476,744

Net Assets Applicable
to Common Unitholders:

	Paid-in-Capital	$3,773,321	$(748,470)	$(1,350,167)	$694,014
	Total Distributable Earnings (Accumulated Loss)	611,497	8,127,378	10,470,653	6,782,730

	Net assets applicable to common unitholders	$4,384,818	$7,378,908	$9,120,486	$7,476,744

	Net assets per class:
	Class A units	$4,384,818	$5,369,448	$7,011,784	$5,817,857
	Class L units	-	2,009,460	2,108,702	1,658,887

	Net assets applicable to common unitholders	$4,384,818	$7,378,908	$9,120,486	$7,476,744

	Units outstanding at end of the year:
	Class A units	412,072	151,618	169,090	242,957

	Class L units	-	54,318	54,310	71,563

	Net asset value per unit:
	Class A units	$10.64	$35.41	$41.47	$23.95

	Class L units	$-	$36.99	$38.83	$23.18

	Maximum public offering price per unit:
	Class A units (net asset value divided by 0.95)	$11.20	$37.28	$43.65	$25.21

	Investments at cost	$2,702,757	$3,310,673	$5,120,593	$3,646,882

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Puerto Rico	September 30, 2021 (Unaudited)

Statement of Assets and Liabilities	(concluded)

		Mid Cap Core Portfolio I	Small Cap Core Portfolio I

Assets:
	Investments at market value	$4,259,399	$2,857,012
	Cash and cash equivalents	1,424,086	904,725
	Cash restricted for futures contracts	162,585	104,729
	Interest and dividends receivable	3,020	1,355
	Receivable for operating expeses reimbursed	9,554	7,106
	Prepaid and other assets	7,434	6,278

	Total assets	5,866,078	3,881,205

Liabilities:	Administration fees payable	459	-
	Investment advisory fees payable	3,795	1,312
	Distribution and service fees payable	1,834	820
	Due to broker	8,700	3,413
	Variation margin payable	21,800	8,400
	Payable for operating expenses reimbursed	545	3,055
	Professional fees	17,577	11,768
	Sub-transfer agent fees	2,839	2,039
	Reporting fees	10,022	8,250
	Directors fees	835	637
	Custodian fees	75	63
	Accrued expenses and other liabilities	1,105	853

	Total liabilities	69,586	40,610

Net Assets Applicable to Common Unitholders		$5,796,492	$3,840,595

Net Assets Applicable
to Common Unitholders:
	Paid-in -Capital	$(1,065,891)	$(506,228)
	Total Distributable Earnings (Loss)	6,862,383	4,346,823

	Net assets applicable to common unitholders	$5,796,492	$3,840,595

	Net assets per class:
	Class A units	$4,356,000	$3,840,595
	Class L units	1,440,492	-

	Net assets applicable to common unitholders	$5,796,492	$3,840,595

	Units outstanding at end of the year:
	Class A units	112,435	126,484

	Class L units	42,055	-

	Net asset value per unit:
	Class A units	$38.74	$30.36

	Class L units	$34.25	$-

	Maximum public offering price per unit:
	Class A units (net asset value divided by 0.95)	$40.78	$31.96

	Investments at cost	$4,102,896	$3,027,201

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Puerto Rico Fund	For the period from April 1, 2021 to September 30, 2021 (Unaudited)

Statement of Operations (continued)

		International Portfolio I	Large Cap Core Portfolio I	Large Cap Growth Portfolio I	Large Cap Value Portfolio I

Investment income:	Interest from unaffiliated issuers	$311	$518	$632	$537
	Dividends ^	35,510	26,615	12,805	65,092

	Total income	$35,821	$27,133	$13,437	$65,629

Expenses:	Investment advisory fees	$23,380	$37,923	$47,034	$39,647
	Administration fees	3,491	5,636	6,942	5,863
	Distribution fees:
	Class L units	-	5,039	5,200	4,258
	Service fees:
	Class A units	5,835	6,944	9,071	7,710
	Class L units	-	2,520	2,600	2,129
	Sub-transfer agent fees	2,288	3,497	4,254	3,713
	Custodian fees	388	595	723	632
	Professional fees	14,857	24,387	28,678	24,442
	Directors fees and expenses	1,801	2,784	3,353	2,941
	Reporting fees	10,586	13,938	16,035	14,455
	Insurance expenses	1,452	2,273	2,908	2,523
	Other	937	1,214	1,515	1,290

	Total expenses	65,015	106,750	128,313	109,603
	Waived fees and reimbursed expenses	(24,263)	(36,596)	(42,570)	(37,526)

	Net expenses after waived fees and reimbursed expenses	40,752	70,154	85,743	72,077

Net Investment Income (Loss):		(4,931)	(43,021)	(72,306)	(6,448)

Realized Gain & Unrealized Appreciation (Depreciation) on Investments and Futures Contracts:	Net realized gain on investments	55,259	363,717	2,529,022	145,022
	Net realized gain on futures contracts	79,090	181,930	247,260	195,885
	Change in unrealized net appreciation (depreciation) on investments	(43,184)	146,870	(1,494,840)	65,955
	Change in unrealized net appreciation (depreciation) on futures contracts	(32,545)	(57,103)	(73,093)	(57,395)

	Net gain on investments and futures contracts	58,620	635,414	1,208,349	349,467

	Net increase in net assets resulting from operations applicable to common unitholders	$53,689	$592,393	$1,136,043	$343,019

^

Net of tax withholding for dividend income in the amount of $8,370; $4,044; $2,106; and $ 10,293 for the International Portfolio I, Large Cap Core Portfolio I, Large Cap Growth Portfolio I and Large Cap Value Portfolio I, respectively.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Puerto Rico Fund	For the period from April 1, 2021 to September 30, 2021 (Unaudited)

Statement of Operations (concluded)

		Mid Cap Core Portfolio I	Small Cap Core Portfolio I

Investment income:	Interest from unaffiliated issuers	$437	$272
	Dividends ^	17,370	14,510

	Total income	$17,807	$14,782

Expenses:	Investment advisory fees	$30,262	$20,385
	Administration fees	4,500	3,074
	Distribution fees:
	Class L units	3,685	-
	Service fees:
	Class A units	5,707	5,145
	Class L units	1,843	-
	Sub-transfer agent fees	2,849	2,021
	Custodian fees	483	344
	Professional fees	21,234	14,047
	Directors fees and expenses	2,254	1,597
	Reporting fees	4,282	2,974
	Insurance expenses	1,742	1,061
	Other	9,050	7,694

	Total expenses	87,891	58,342
	Waived fees and reimbursed expenses	(32,212)	(22,411)

	Net expenses after waived fees and reimbursed expenses	55,679	35,931

Net Investment (Loss) Income:		(37,872)	(21,149)

Realized Gain (Loss) & Unrealized	Net realized gain on investments	1,821,342	1,018,232
Appreciation (Depreciation)	Net realized gain (loss) on futures contracts	15,000	(44,003)
on Investments and Futures	Change in unrealized net appreciation (depreciation) on investments	(1,615,227)	(1,019,373)
Contracts:	Change in unrealized net appreciation (depreciation) on futures contracts	5,725	37,450

	Net gain (loss) on investments and futures contracts	226,840	(7,694)

	Net increase (decrease) in net assets resulting from operations applicable to common unitholders	$188,968	$(28,843)

^ Net of tax withholding for dividend income in the amount of $2,824 and $2,314 for the Mid Cap Core Portfolio and Small Cap Core Portfolio, respectively.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Puerto Rico Fund

Statement of Changes in Net Assets	International Portfolio I

		For the period
		from April 1,	For the fiscal
		2021 to	year ended
		September 30,	March 31, 2021
		2021 (Unaudited)
Increase (Decrease) in Net Assets:

	Net investment loss	$(4,931)	$(26,055)
	Net realized gain on investments	55,259	62,311
	Net realized gain on futures contracts	79,090	323,705
	Change in unrealized net appreciation (depreciation) on investments	(43,184)	1,017,405
	Change in unrealized net appreciation (depreciation) on futures contracts	(32,545)	(38,765)

	Net increase in net assets resulting from operations	53,689	1,338,601

Dividends to Common

Unitholders From	Class A	-	(39,179)

Net Investment Income:

Units

transactions-net :	Class A	(238,586)	6,716

Net Assets:
	Net (decrease) increase in net assets applicable to common unitholders	(184,897)	1,306,138

	Balance at the beginning of the period	4,569,715	3,263,577

	Balance at the end of period	$4,384,818	$4,569,715

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Puerto Rico Fund

Statement of Changes in Net Assets	Large Cap Core Portfolio I

		For the period from
		April 1, 2021 to	For the fiscal year
		September 30, 2021	ended March 31, 2021
Increase (Decrease) in Net Assets:		(Unaudited)

	Net investment loss	$(43,021)	$(59,466)
	Net realized gain on investments	363,717	493,865
	Net realized gain on futures contracts	181,930	572,473
	Change in unrealized net appreciation (depreciation) on investments	146,870	1,397,210
	Change in unrealized net appreciation (depreciation) on futures contracts	(57,103)	(43,632)

	Net increase in net assets resulting from operations	592,393	2,360,450

Units	Class A	(199,009)	(68,693)
transactions-net:	Class L	-	-

		(199,009)	(68,693)

Net Assets:
	Net increase in net assets applicable to common unitholders	393,384	2,291,757

	Balance at the beginning of the period	6,985,524	4,693,767

	Balance at the end of period	$7,378,908	$6,985,524

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Puerto Rico Fund

Statement of Changes in Net Assets	Large Cap Growth Portfolio I

		For the period from	For the fiscal year ended March 31, 2021
		April 1, 2021 to
		September 30, 2021
Increase (Decrease) in Net Assets:		(Unaudited)

	Net investment loss	$(72,306)	$(100,736)
	Net realized gain on investments	2,529,022	434,342
	Net realized gain on futures contracts	247,260	693,630
	Change in unrealized net appreciation (depreciation) on investments	(1,494,840)	1,885,220
	Change in unrealized net appreciation (depreciation) on futures contracts	(73,093)	(49,150)

	Net increase in net assets resulting from operations	1,136,043	2,863,306

Units	Class A	(519,370)	(96,043)
transactions-net :	Class L	-	-

		(519,370)	(96,043)

Net Assets:
	Net increase in net assets applicable to common unitholders	616,673	2,767,263

	Balance at the beginning of the period	8,503,813	5,736,550

	Balance at the end of period	$9,120,486	$8,503,813

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Puerto Rico Fund

Statement of Changes in Net Assets	Large Cap Value Portfolio I

		For the period from
		April 1, 2021 to	For the fiscal year
		September 30, 2021	ended March 31, 2021
Increase (Decrease) in Net Assets:		(Unaudited)

	Net investment loss	$(6,448)	$(71)
	Net realized gain on investments	145,022	36,030
	Net realized gain on futures contracts	195,885	664,195
	Change in unrealized net appreciation (depreciation) on investments	65,955	1,650,659
	Change in unrealized net appreciation (depreciation) on futures contracts	(57,395)	(49,140)

	Net increase in net assets resulting from operations	343,019	2,301,673

Dividends to Common
Unitholders From	Class A	(4,291)	(25,901)
Net Investment Income:	Class L	-	(1,402)

		(4,291)	(27,303)

Units	Class A	(282,197)	(96,564)
transactions-net :	Class L	-	1,192

		(282,197)	(95,372)

Net Assets:
	Net increase in net assets applicable to common unitholders	56,531	2,178,998

	Balance at the beginning of the period	7,420,213	5,241,215

	Balance at the end of period	$7,476,744	$7,420,213

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Puerto Rico Fund

Statement of Changes in Net Assets	Mid Cap Core Portfolio I

		For the period from
		April 1, 2021 to	For the fiscal year
		September 30, 2021	ended March 31, 2021
Increase (Decrease) in Net Assets:		(Unaudited)

	Net investment loss	$(37,872)	$(66,545)
	Net realized gain on investments	1,821,342	329,637
	Net realized gain (loss) on futures contracts	15,000	773,575
	Change in unrealized net appreciation (depreciation) on investments	(1,615,227)	1,301,020
	Change in unrealized net appreciation (depreciation) on futures contracts	5,725	(56,235)

	Net increase (decrease) in net assets resulting from operations	188,968	2,281,452

Units	Class A	(85,818)	(405,401)
transactions-net :	Class L	-	-

		(85,818)	(405,401)

Net Assets:
	Net increase (decrease) in net assets applicable to common unitholders	103,150	1,876,051

	Balance at the beginning of the year	5,693,342	3,817,291

	Balance at the end of year	$5,796,492	$5,693,342

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Puerto Rico Fund

Statement of Changes in Net Assets	Small Cap Core Portfolio I

		For the period from
		April 1, 2021 to	For the fiscal year
		September 30, 2021	ended March 31, 2021
Increase (Decrease) in Net Assets:		(Unaudited)

	Net investment loss	$(21,149)	$(21,423)
	Net realized gain on investments	1,018,232	248,226
	Net realized (loss) gain on futures contracts	(44,003)	519,088
	Change in unrealized net appreciation (depreciation) on investments	(1,019,373)	924,365
	Change in unrealized net appreciation (depreciation) on futures contracts	37,450	(69,126)

	Net (decrease) increase in net assets resulting from operations	(28,843)	1,601,130

Units	Class A	(169,442)	(177,602)
transactions-net :	Class L	-	-

		(169,442)	(177,602)

Net Assets:
	Net (decrease) increase in net assets applicable to common unitholders	(198,285)	1,423,528

	Balance at the beginning of the period	4,038,880	2,615,352

	Balance at the end of period	$3,840,595	$4,038,880

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the six month period from April 1, 2021 to September 30, 2021 (Unaudited)

1.	Reporting Entity and Significant Accounting Policies:

Multi-Select Securities Fund for Puerto Rico Residents, Inc. (formerly known as Multi-Select Securities Puerto Rico Fund and hereinafter referred to as the “Fund”) is a non-diversified investment trust, organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the Investment Companies Act of 1940, as amended (the “1940 Act”), as of May 14, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended (the “Puerto Rico Investment Companies Act”). The Fund was incorporated on March 22, 2004 and commenced operations on June 22, 2004.

Since May 14, 2021, the Fund consists of six separately managed pools of assets (each a “Portfolio”). Each Portfolio is a management investment company registered under the 1940 Act. An investor may invest in one or more of the following Portfolios:

International Portfolio I

Large Cap Core Portfolio I

Large Cap Growth Portfolio I

Large Cap Value Portfolio I

Mid Cap Core Portfolio I

Small Cap Core Portfolio I

Units in each Portfolio are offered separately. Each Portfolio’s investment objective is long-term growth of capital.

Each Portfolio is divided into a Puerto Rico Securities Portion and an Equity Portion (consisting of non-Puerto Rico equity securities). The Fund uses a variation of what has been termed a “multi manager” approach with regard to the Equity Portion of each Portfolio. The Equity Portion of each Portfolio is managed by a different portfolio manager. The Fund has established six accounts (each an “Account”) at JP Morgan. Each Portfolio has its own account and portfolio manager. The Fund’s Investment Adviser established the specific investment style for each account and chose the portfolio managers.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exception. In connection with the process required for registration of the Fund’s securities, it was required to change its corporate name and implement certain operational changes including, without limitation, a prohibition against engaging in principal transactions with affiliates. The Fund also suspended the current offerings of its securities, pending the registration of the securities under the U.S. Securities Act of 1933, as amended, absent an exception.

The Fund is considered an investment company under the accounting principles generally accepted in the United States of America (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standard Board (“FASB”) Accounting Standards Codification 946, Financial Services-Investment Companies (“ASC 946”).

The following is a summary of the Fund’s significant accounting policies:

Use of Estimates in Financial Statements Preparation

The accompanying financial statements of the Fund have been prepared on the basis of GAAP. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Net Asset Value per Unit

The net asset value per unit of the Fund is determined by UBS Trust Company of Puerto Rico, Inc. (“UBSTC” or the “Administrator” or the “Transfer Agent”) daily after the close of trading on the New York Stock Exchange (“NYSE”), or if such day is not a business day in New York City and Puerto Rico, on the next succeeding

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the six month period from April 1, 2021 to September 30, 2021 (Unaudited)

business day. The net asset value per unit is computed for each class by dividing the assets of the Fund less its liabilities, by the number of outstanding shares of the Fund.

Cash and Cash equivalents

The Fund considers highly liquid investments with original maturities at the time of purchase of three months or less to be cash equivalents.

Valuation of Investments

All securities are valued by UBSTC on the basis of valuations provided by pricing services or by dealers which were approved by the Fund’s management and the Board of Directors. Specifically, equity securities are valued based on the last quoted sales prices as of the close of trading on the valuation date. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board of Directors. The policies and procedures set forth the mechanisms and processes to be employed on a daily basis related to the valuation of portfolio securities for the purpose of determining the net asset value of the Fund. The Committee reports to the Board of Directors on a regular basis. At September 30, 2021, no security’s fair value was determined by the Committee.

GAAP provides a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized in three broad levels listed below.

●

Level 1 - Quoted prices in active markets for identical assets and liabilities at the measurement date. An active market is one in which transactions for the asset occurs with sufficient frequency and volume to provide pricing information on an ongoing basis.

●

Level 2 - Are significant inputs other than quoted prices included in Level 1 that are observable (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.), either directly or indirectly.

●

Level 3 - Significant unobservable inputs, for example, inputs derived through extrapolation that cannot be corroborated by observable market data. These are developed based on the best information available in the circumstances, which might include UBSTC’s own data. Level 3 inputs will consider the assumptions that market participants would use in pricing the asset, including assumptions about risk (e.g., credit risk, model risk, etc.).

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Fair value is based upon quoted market prices when available.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. Therefore, the estimated fair value may materially differ from the value that could actually be realized on sale.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Following is a description of the Fund’s valuation methodologies used for assets measured at fair value:

Equity securities and exchange traded funds: Equity securities and exchange traded funds with quoted market prices obtained from an active exchange market are classified as Level 1.

Futures contracts: Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade and are classified as Level 1.

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the six month period from April 1, 2021 to September 30, 2021 (Unaudited)

The following is a summary of the inputs used as of September 30, 2021 in valuing the Fund’s assets carried at fair value:

	Investments in Securities				Investments in Futures Contracts
Portfolios	Level 1	Level 2	Level 3	Sub-Total	Level 1	Total
	Common Stock, Preferred Stock & Exchange Traded Funds				Futures Contracts*
International Portfolio I	$3,258,387	-	-	$3,258,387	$(42,240)	$3,216,147
Large Cap Core Portfolio I	5,437,821	-	-	5,437,821	(55,055)	5,382,766
Large Cap Growth Portfolio I	6,984,892	-	-	6,984,892	(70,785)	6,914,107
Large Cap Value Portfolio I	5,620,266	-	-	5,620,266	(55,055)	5,565,211
Mid Cap Core Portfolio I	4,259,399	-	-	4,259,399	(30,500)	4,228,899
Small Cap Core Portfolio I	2,857,012	-	-	2,857,012	(11,813)	2,845,199

*

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities in variation margin receivable/payable.

There were no Level 3 securities during the period from April 1, 2021 to September 30, 2021.

There were no transfers between levels during the period from April 1, 2021 to September 30, 2021.

Cash equivalents and temporary cash investments are valued at amortized cost, which approximates market value.

Taxation

As a registered investment company under the 1940 Act, each Portfolio will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as each Portfolio intends to meet this distribution requirement, the income earned by each Portfolio is not subject to Puerto Rico income tax at the Fund level.

In addition, in the opinion of the Fund’s legal counsel, the Fund is not required to file a U.S. federal income tax return. Each Portfolio is, however, subject to a 30% U.S. federal income tax on certain types of income from sources within the United States, such as dividends and interest. However, interest that qualifies as “portfolio interest” is not subject to the 30% income tax. In addition, dividends from sources within the United States may qualify for a reduced 10% rate if certain conditions are met. Such income is reflected in the Statement of Operations net of the applicable U.S. federal tax withholding. Individual unitholders may be subject to an alternate basic tax on certain fund distributions. Puerto Rico entities taxed as corporations are entitled to claim a deduction of 85% of the amount received as dividends, but no greater than 85% of the corporation’s net income. Fund unitholders are advised to consult their own tax advisers.

Distributions to Unitholders

Each Portfolio intends to distribute to its unitholders substantially all of such Portfolio’s net investment income; provided, however, that such Portfolio may elect to distribute less of its net investment income if, in the judgment of the Investment Adviser, such reduced distribution is in the best economic interests of such Portfolio’s unitholders. Such distributions, if any, shall be paid by the Fund on no less than an annual basis. Distributions on units will be reinvested automatically in full or fractional units of the same Portfolio at the net asset value per unit determined on the ex-dividend date.

Units Subscriptions and Redemptions

The Fund offers two classes of units of Common Stock: Class A units and Class L units. Units are generally sold at their Net Asset Value (“NAV”), which is determined daily after the close of trading on the NYSE (or if such day is not a business day in New York City and Puerto Rico, on the next succeeding business day). In

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the six month period from April 1, 2021 to September 30, 2021 (Unaudited)

the event that at any time there are no issued and outstanding units of a particular class of a Portfolio of the Fund, units of such class of such Portfolio will be sold at $10.00 per unit. Once any units of such class of such Portfolio are sold and the proceeds are invested by the Portfolio, and so long as any units of such class of such Portfolio are outstanding, all future sales of units of such class of such Portfolio shall be sold at NAV. Assuming that there are outstanding units of each class for each Portfolio, (i) Class A units are sold at the NAV with an initial sales charge of up to 5.00% and are only available to investors investing more than $5,000, with a minimum of $500 in a given Portfolio, and are subject to a minimum balance requirement of $500 in a given Portfolio and (ii) Class L units are sold at the NAV with no initial sales charge and are only available to investors investing more than $1,000,000, with a minimum of $500 in a given Portfolio, and are subject to a minimum balance requirement of $500 in a given Portfolio. Subsequent purchases of Class A and Class L units in a given Portfolio must be made in amounts of at least $100.

Class A unitholders are subject to a redemption fee of 1.00% applicable to redemptions and exchanges made between Portfolios within 60 days of purchase based on net asset value at the time of redemption or exchange. No redemption fees were collected during the period from April 1, 2021 to September 30, 2021.

Class L unitholders will pay a redemption fee of 1.25% on redemptions made within six months of purchase, 1.00% on redemptions made after six months but within twelve months of purchase, and 0.50% on redemptions made after twelve months but within eighteen months of purchase, in each case based on the lower of the net asset value at the time of the purchase or the net asset value at the time of redemption. In the case of redemptions made as part of an exchange between Portfolios, unitholders will pay a redemption fee of 1.00% on exchanges made within 60 days of purchase based on net asset value at the time of redemption. The redemption fees collected are for the benefit of the respective Portfolio. No redemption fees were collected during the period from April 1, 2021 to September 30, 2021.

Futures Contracts

Futures contracts provide for the future exchange of a specified security at a specified future time and at a specified price. Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes an unrealized gain or loss which includes the daily variation margin until the contract is closed out, at which time the Fund realizes a gain or loss. There are several risks accompanying the utilization of futures contracts. First, positions in futures contracts may be closed only on an exchange. While the Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time.

Furthermore, because, by definition, futures contracts look to projected price levels in the future and not to current levels or valuation, market circumstances may result in there being a discrepancy between the price of the future and the movement in the underlying instrument or index. The absence of a perfect price correlation between the futures contract and its underlying instrument or index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and futures market.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit on several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

The Portfolios enter into stock index futures contracts that are traded on public exchanges. By investing in futures contracts, the Investment Adviser attempts to achieve a risk and return profile for the Portfolios that approximates the result that might be achieved by investing the assets of the Puerto Rico Securities Portion in the securities comprising the stock index used as a benchmark for the relevant investment strategy and

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the six month period from April 1, 2021 to September 30, 2021 (Unaudited)

investing the assets of the Equity Portion in the assets selected by the Portfolio Manager or the Investment Adviser, as the case may be.

Other

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Realized gains and losses on investment transactions are determined on the identified cost method for the futures contracts and on the average cost method for equity securities and exchange traded funds. Interest income is accrued on a daily basis, except when collection is not expected. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Dividends received from entities outside Puerto Rico are presented net of any applicable withholding taxes.

Income and expenses of each Portfolio, other than class-specific expenses, and realized and unrealized gains and losses on investments, are allocated daily to each class of units based upon the net asset value of outstanding units of each class at the beginning of the day. Fund expenses are allocated between each Portfolio based upon the total assets of each Portfolio.

2.	Investment Advisory, Administrative, Custodian, Distribution, Unit Holder Servicing, Transfer Agency Agreements, and Other Transactions with Affiliates

Investment Advisory Fees

The Fund has entered into an Investment Advisory Agreement with the Investment Adviser, a division of UBSTC, to provide investment advisory services to the Fund in exchange for a fee not to exceed 1.00% of each Portfolio’s average weekly net assets. UBS AMPR provides day-to-day management of the Puerto Rico Securities Portion of each Portfolio. With respect to the Equity Portion of each Portfolio, which consists entirely of non-Puerto Rico securities, the Fund has signed sub-advisory agreements.

The Portfolio Managers for the Equity Portion of each Portfolio are the following:

Portfolios	Portfolio Manager
International Portfolio I	Cambiar Investors, LLC
Large Cap Core Portfolio I	Atalanta Sosnoff Capital, LLC
Large Cap Growth Portfolio I	Winslow Capital
Large Cap Value Portfolio I	The London Company
Mid Cap Core Portfolio I	The London Company
Small Cap Core Portfolio I	Cambiar Investors, LLC

These portfolio managers are responsible for the day-to-day investment management of the Equity Portion of each Portfolio. From the total advisory fee, the Investment Adviser pays the portfolio managers a fee in accordance with the terms of the sub-advisory agreements.

For the period from April 1, 2021 to September 30, 2021, gross, waived and net investment advisory fees, calculated as a percentage of average weekly net assets, are indicated below:

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the six month period from April 1, 2021 to September 30, 2021 (Unaudited)

	International Portfolio I	Large Cap Core Portfolio I	Large Cap Growth Portfolio I	Large Cap Value Portfolio I
Annual Gross Fees	$23,380	$37,923	$47,034	$39,647
Fees waived by Investment Adviser	(14,028)	(22,753)	(28,221)	(23,788)

Net fees	$9,352	$15,170	$18,813	$15,859

Effective annual rate	0.20%	0.20%	0.20%	0.20%

	Mid Cap Core Portfolio I	Small Cap Core Portfolio I
Annual Gross Fees	$30,262	$20,385
Fees waived by Investment Adviser	(18,157)	(12,331)

Net fees	$12,105	$8,054

Effective annual rate	0.20%	0.20%

Administration Fees

UBSTC also provides administrative, custody and transfer agency services (collectively “Administration Fees”) pursuant to Administration, Custodian and Transfer Agency, Registrar, and Shareholder Servicing Agreements. The Transfer Agent has engaged Bank of New York Mellon Investment Servicing to act as recordkeeping and shareholder servicing agent for the Fund. The compensation paid by the Fund to the Transfer Agent under the Transfer Agent Agreement is equal to the compensation that the Transfer Agent is required to pay to Bank of New York Mellon Investment Servicing, from time to time, for services to the Fund. UBSTC provides facilities and personnel to the Fund for the performance of Administrator duties. The administration fees will not exceed 0.15% of the Portfolio’s average weekly net assets. For the period from April 1, 2021 to September 30, 2021, gross, waived, and net administration fees, calculated as a percentage of average weekly net assets, are indicated below:

	International Portfolio I	Large Cap Core Portfolio I	Large Cap Growth Portfolio I	Large Cap Value Portfolio I
Annual Gross Fees	$3,491	$5,636	$6,942	$5,863
Fees waived by Administrator	(3,491)	(5,636)	(6,942)	(5,863)

Net fees	$-	$-	$-	$-

Effective annual rate	0.00%	0.00%	0.00%	0.00%

	Mid Cap Core Portfolio I	Small Cap Core Portfolio I
Annual Gross Fees	$4,500	$3,074
Fees waived by Administrator	(4,500)	(3,074)

Net fees	$-	$-

Effective annual rate	0.00%	0.00%

Expense Limitation and Reimbursement Agreement

UBSTC and the Fund have entered into an agreement whereby UBSTC will pay certain of the Fund’s unitholder services, custodian and transfer agency fees, legal, regulatory and accounting fees, printing costs and registration fees (“Other Expenses”), subject to future reimbursement by the Fund, in order to ensure that Total Annual Portfolio Operating Expenses do not exceed the rates set forth in the Agreement. The expense

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the six month period from April 1, 2021 to September 30, 2021 (Unaudited)

ratios for each class of unit, as stated in the Agreement, are 1.75%, and 2.15% for Class A units, and Class L units, respectively, for all Portfolios. The Fund will reimburse UBSTC for Other Expenses paid by UBSTC when Total Annual Operating Expenses fall below the expense limitation; provided that such reimbursement is made within three years after UBSTC paid the expense. The excess expenses potentially reimbursable by UBSTC at September 30, 2021 are approximately $46,900 and are distributed as reflected in the table that follows. The Expense Limitation and Reimbursement Agreement is effective through January 31, 2022 and may be renewed for successive one year periods.

International I	03/31/23	03/31/24	03/31/25	Large Cap Core I	03/31/23	03/31/24	03/31/25
Class A units	$-	$-	$6,744	Class A units	$-	$1,400	$5,278
Class L units	-	-	-	Class L units	-	2,763	2,930

Total	$-	$-	$6,744		$-	$4,163	$8,208

Large Cap Growth I	03/31/23	03/31/24	03/31/25	Large Cap Value	03/31/23	03/31/24	03/31/25
Class A units	$-	$687	$4,951	Class A units	$-	$-	$5,496
Class L units	-	1,890	2,457	Class L units	-	1,625	2,379

Total	$-	$2,577	$7,408		$-	$1,625	$7,875

Mid Cap Core	03/31/23	03/31/24	03/31/25	Small Cap Core	03/31/23	03/31/24	03/31/25
Class A units	$-	$-	$6,659	Class A units	$-	$531	$7,106
Class L units	-	861	2,895	Class L units	-	-	-

Total	$-	$861	$9,554		$-	$531	$7,106

The net effect of the Expense Limitation and Reimbursement Agreement was to decrease the operating expenses of the Fund and increase the net investment income for the period from April 1, 2021 to September 30, 2021.

Distribution and/or Service (12b – 1) Fees

UBS Financial Services Inc. (“UBSFSI”) serves as distributor (“Distributor”) of the units of common stock of the Fund. Pursuant to a Distribution Plan, the Fund makes payments to the Distributor for the distribution of the Fund’s Class L units. The distribution fee will not exceed 0.50% of average weekly net assets attributable to Class L units.

Pursuant to a Unitholder Servicing Plan, the Fund makes payments to the Distributor to compensate the Distributor and selected dealers for account maintenance and other unitholder services. The service fee will not exceed 0.25% for Class A units and Class L units of each Portfolio’s average weekly net assets.

Other Transactions with Affiliates

Prior to May 14, 2021, the Fund was not registered under the 1940 Act, and therefore, was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund and UBSFSI, or its affiliates (“Affiliated Transactions”). In that regard, the Board of Directors of the Fund had adopted a set of Procedures for Affiliated Transactions (“Procedures”) in an effort to address potential conflicts of interest that could arise prior to registration under the 1940 Act. See Note 1 for further information on recent events.

Certain Fund officers and directors are also officers and directors of UBSTC. The four (4) independent directors of the Fund’s Board of Directors through April 30, 2021, and six (6) as of May 2021 are paid based upon an agreed fee of $1,000 per board meeting, plus expenses, and $500 per Audit Committee meeting, plus expenses. For the period from April 1, 2021 to September 30, 2021, the independent directors of the Fund were paid an aggregate compensation and expenses of $14,730. The directors fee payable amounted to $5,434 as of September 30, 2021.

Fund affiliates may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Fund invests.

During the period from April 1, 2021 to September 30, 2021, all purchases and sales of equity securities were investments of unaffiliated parties.

3. Unit Transactions

Unit transactions for the period from April 1, 2021 to September 30, 2021 were as follows:

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the six month period from April 1, 2021 to September 30, 2021 (Unaudited)

International Portfolio I:
	2021

For the period from April 1, 2021 to September 30, 2021	Units	Amount
Class A:
Units Sold	1,847	$20,174
Units Redeemed	(23,685)	(258,760)
Units Reinvested	-	-

Net decrease from capital share transactions	(21,838)	$(238,586)

Large Cap Core Portfolio I:
	2021

For the period from April 1, 2021 to September 30, 2021	Units	Amount
Class A:
Units Sold	1,044	$35,746
Units Redeemed	(6,383)	(234,755)

Net decrease from capital share transactions	(5,339)	$(199,009)

Large Cap Growth Portfolio I:
	2021

For the period from April 1, 2021 to September 30, 2021	Units	Amount
Class A:
Units Sold	1,044	$39,821
Units Redeemed	(13,238)	(559,191)

Net decrease from capital share transactions	(12,194)	$(519,370)

Large Cap Value Portfolio I:
	2021

For the period from April 1, 2021 to September 30, 2021	Units	Amount
Class A:
Units Sold	3,048	$73,123
Units Redeemed	(14,514)	(358,411)
Units Reinvested	129	3,091

Net decrease from capital share transactions	(11,337)	$(282,197)

Mid Cap Core Portfolio:
	2021

For the period from April 1, 2021 to September 30, 2021	Units	Amount
Class A:
Units Sold	1,830	$72,083
Units Redeemed	(3,966)	(157,901)

Net decrease from capital share transactions	(2,136)	$(85,818)

Small Cap Core Portfolio:
	2021

For the period from April 1, 2021 to September 30, 2021	Units	Amount
Class A:
Units Sold	2,333	$73,730
Units Redeemed	(7,704)	(243,172)

Net decrease from capital share transactions	(5,371)	$(169,442)

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the six month period from April 1, 2021 to September 30, 2021 (Unaudited)

Since April 2016, there are no Class L units outstanding for the International Portfolio I. However, Class L units are presently offered for purchase at a par value of $10.00 per unit.

Since December 2018, there are no Class L units outstanding for the Small Cap Core Portfolio. However, Class L units are presently offered for purchase at a par value of $10.00 per unit.

4. Securities Transactions

The cost of securities purchased and proceeds from sales of portfolio securities for the period from April 1, 2021 to September 30, 2021 were as follows:

Portfolios	Purchases	Sales
International Portfolio I	$857,025	$967,402
Large Cap Core Portfolio I	981,384	1,311,070
Large Cap Growth Portfolio I	5,979,293	6,457,512
Large Cap Value Portfolio I	187,400	437,795
Mid Cap Core Portfolio	4,234,060	4,364,828
Small Cap Core Portfolio	3,542,453	3,671,829

5. Futures Contracts

The Fund engaged in the following transactions as of March 31, 2021 and for the year then ended related to futures contracts:

International I	No. of Contracts	Notional Amount at Cost	Net Unrealized Loss	Variation Margin
				Asset	Liablility
Balance at beginning of the period	9	$995,690	$(9,695)	$-	$4,815
Purchases	16	1,893,920
Sales	(17)	(1,941,010)

Balance at end of the period*	8	$948,600	$(42,240)	$-	$3,760
* At September 30,2021 the Portfolio had 8 Equity Index E-Mini MSCI EAFE futures contracts that expire on December 17, 2021.

Large Cap Core I	No. of Contracts	Notional Amount at Cost	Net Unrealized Gain (Loss)	Variation Margin
				Asset	Liablility
Balance at beginning of the period	7	$1,385,352	$2,048	$4,988	$-
Purchases	14	3,043,495
Sales	(14)	(2,868,179)

Balance at end of the period*	7	$1,560,668	$(55,055)	$-	$18,900
* At September 30, 2021 the Portfolio had 7 Equity Index E-Mini S&P 500 futures contracts that expire on December 17, 2021.

Large Cap Growth I	No. of Contracts	Notional Amount at Cost	Net Unrealized Gain (Loss)	Variation Margin
				Asset	Liablility
Balance at beginning of the period	10	$1,979,692	$2,038	$7,126	$-
Purchases	18	3,913,065
Sales	(19)	(3,886,184)

Balance at end of the period*	9	$2,006,573	$(70,785)	$-	$24,300
* At of September 30, 2021 the Portfolio had 9 Equity Index E-Mini S&P 500 futures contracts that expire on December 17, 2021.

Large Cap Value I	No. of Contracts	Notional Amount at Cost	Net Unrealized Gain (Loss)	Variation Margin
				Asset	Liablility
Balance at beginning of the period	8	$1,583,260	$2,340	$5,700	$-
Purchases	14	3,043,495
Sales	(15)	(3,066,087)

Balance at end of the period*	7		$(55,055)	$-	$18,900
* At September 30, 2021, the Portfolio had 7 Equity Index E-Mini S&P 500 futures contracts that expire on December 17, 2021.

Mid Cap Core	No. of Contracts	Notional Amount at Cost	Net Unrealized Loss	Variation Margin
				Asset	Liablility
Balance at beginning of the period	5	$1,338,775	$(36,225)	$-	$1,100
Purchases	10	2,721,175
Sales	(10)	(2,711,750)

Balance at end of the period*	5	$1,348,200	$(30,500)	$-	$21,800
* At September 30, 2021 the Portfolio had 5 Equity Index E-Mini S&P Midcap 400 futures contracts that expire on December 17, 2021.

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the six month period from April 1, 2021 to September 30, 2021 (Unaudited)

Small Cap Core	No. of Contracts	Notional Amount at Cost	Net Unrealized Loss	Variation Margin
				Asset	Liablility
Balance at beginning of the period	7	$824,408	$(49,263)	$6,580	$-
Purchases	15	1,714,563
Sales	(15)	(1,756,388)

Balance at end of the period*	7	$782,583	$(11,813)	$-	$8,400
*	At September 30, 2021 the Portfolio had 7 Equity Index Russell 2000 Mini futures contracts that expire on December 17, 2021.

The following table represents the average underlying notional amount of futures contracts during the period:

Portfolio	Average Notional Amount
International I	$974,609
Large Cap Core I	1,504,120
Large Cap Growth I	2,019,188
Large Cap Value I	1,589,439
Mid Cap Core I	1,349,292
Small Cap Core I	842,788

These futures contracts are equity contracts. The following tables present the effect of futures contracts on the Statement of Operations for the period from April 1, 2021 to September 30, 2021 by underlying risk exposure:

Amount of net realized gain (loss) and unrealized net appreciation (depreciation) on futures contracts recognized in income:
Portfolio	Risk Exposure	Derivative Contract	Net Realized Gain (Loss)	Change in Unrealized Net Appreciation (Depreciation)
International I	Equity Index	Futures contract	$79,090	$(32,545)
Large Cap Core I	Equity Index	Futures contract	181,930	(57,103)
Large Cap Growth I	Equity Index	Futures contract	247,260	(73,093)
Large Cap Value I	Equity Index	Futures contract	195,885	(57,395)
Mid Cap Core I	Equity Index	Futures contract	15,000	5,725
Small Cap Core I	Equity Index	Futures contract	(44,003)	37,450

The following table presents the amount of cash pledged as collateral for futures contracts on the Statement of Assets and Liabilities as of September 30, 2021:

Portfolio	Cash Restricted for Future Contracts
International I	$144,497
Large Cap Core I	220,504
Large Cap Growth I	284,357
Large Cap Value I	219,004
Mid Cap Core I	162,585
Small Cap Core I	104,729

6. Concentration of Risk

Concentration of risk that arises from financial instruments exists for groups of investments or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

The major concentration of risk arises from the Fund’s investment securities in relation to the location of issuers or the industries they are engaged in. The concentration by location of issuers and by industries is shown in the Schedule of Investments. At September 30, 2021, the Fund had investments in Puerto Rico, consisting of a Time Deposit Open Account with Citibank Puerto Rico with an aggregate market value as follows:

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the six month period from April 1, 2021 to September 30, 2021 (Unaudited)

Portfolios	Puerto Rico Investments	% of Net Assets
International Portfolio I	$920,979	21.00%
Large Cap Core Portfolio I	1,545,423	20.94%
Large Cap Growth Portfolio I	1,872,007	20.53%
Large Cap Value Portfolio I	1,604,950	21.47%
Mid Cap Core Portfolio I	1,259,490	21.73%
Small Cap Core Portfolio I	774,181	20.16%

These deposits were issued by entities located in the Commonwealth of Puerto Rico and are not guaranteed by the U.S. Government or any of its subdivisions. However, they are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000.

Each Portfolio intends to invest at least 20% of its total assets in equity or taxable fixed-income securities, including cash equivalents, issued by Puerto Rico entities (the “Puerto Rico Securities Portion”), and such investments will normally consist of cash equivalents. Therefore, the Fund is more susceptible to factors affecting issuers of Puerto Rico securities than an investment company that is not concentrated in Puerto Rico securities to such degree. However, if any Portfolio is unable to procure sufficient taxable securities issued by Puerto Rico issuers which meet the Portfolio’s investment criteria, in the opinion of the Investment Adviser, the Portfolio may acquire taxable securities of non-Puerto Rico (i.e., the 50 States comprising the United States) issuers which satisfy the Portfolio’s investment criteria, provided this does not result in a change to the tax considerations to Portfolio unitholders.

Common stocks and other similar equity securities generally are the riskiest investments in a company and they fluctuate in value more than bonds. A Portfolio could lose all of its investment in a company’s stock.

Certain entities or individuals currently own (beneficially or of record) or control 5% or more of the units of the International Portfolio I, Large Cap Core Portfolio I, Large Cap Growth Portfolio I, Large Cap Value Portfolio I, Mid Cap Core Portfolio I, and Small Cap Core Portfolio I. Redemptions by these entities or individuals of their holdings in one or more of these Portfolios may impact such Portfolio’s liquidity and NAV. These redemptions may also force such Portfolio to sell securities.

7. Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments. Some of these requirements and limitations are imposed by statute or by regulation while others are imposed by procedures established by the Board of Directors. The most significant requirements and limitations are discussed below.

Each Portfolio intends to invest up to 80% of its total assets in common stocks and other equity securities of U.S. or foreign companies and intends to invest at least 20% of its total assets in equity or taxable fixed-income securities issued by Puerto Rico entities. The Fund’s Investment Adviser will manage the Puerto Rico Securities Portion of each Portfolio directly.

Securities held in each Portfolio may be issued by Puerto Rico or U.S. issuers; generally the Portfolios invest primarily in securities of U.S. issuers, with the exception of the International portfolio, which primarily invests in sponsored or unsponsored American Depositary Receipts representing interests in securities of foreign issuers and foreign stocks.

Each Portfolio may make certain short-term high quality investments of up to 100% of its assets for temporary or defensive purposes, subject to certain conditions. Temporary investments of each Portfolio will be invested in money market funds or other temporary investments and may lend its securities to qualified buyers. Each Portfolio also may invest in repurchase agreements, derivative instruments, and when issued and delayed delivery securities with respect to its Puerto Rico Securities Portion. In addition, the Fund, on behalf of a Portfolio, may borrow money in an amount up to 5% of such Portfolio’s total assets for temporary purposes and to meet redemptions.

8. Risks and Uncertainties

The Fund and its Portfolios are exposed to various types of risks, such as portfolio manager oversight, conflict of interest, equity, geographic concentration, industry concentration, futures, fixed income securities, non-diversification, fund of funds and bankruptcy risks, among others. This list is qualified in its entirety by

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the six month period from April 1, 2021 to September 30, 2021 (Unaudited)

reference to the more detailed information provided in the offering documentation for the securities issued by the Fund.

Investment and Market Risk.  The Portfolio’s investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general.

Coronavirus and Public Health Emergencies.  As of the date of this financial statement, there is an outbreak of a novel and highly contagious form of coronavirus COVID-19, which the World Health Organization has declared to constitute a “Public Health Emergency of International Concern.” The outbreak of COVID-19 has resulted in and may continue to result in numerous illnesses and deaths. It has also adversely impacted global commercial activity and contributed to significant volatility in certain equity and debt markets. Adverse conditions may worsen over time. The global impact of the outbreak is rapidly evolving, and many countries, states, provinces, districts, departments and municipalities have reacted by instituting quarantines, curfews, prohibitions on travel and the closure of offices, businesses, schools, retail stores and other public venues, including certain infrastructure structures and facilities.

As COVID-19 continues to spread, the potential impacts, including a global, regional or other economic recession, are increasingly uncertain and difficult to assess. In addition, efforts to successfully develop and make available treatments, vaccines, or other therapeutics may be prolonged, and some or all of these efforts may never succeed.

Portfolio Risk.  There is no assurance that the investment approaches used by the Investment Adviser or the Equity Portion Portfolio Manager selected by the Investment Adviser will be successful, and certain Portfolios may be more or less successful than others. The overall success of an investment in the Fund also may depend on the investors ability to choose successfully from among the Portfolios.

Conflicts of Interest Risk.  The Investment Adviser (and its affiliates) may have interests that compete with those of the Fund and the Portfolio, for example, because they may engage in transactions directly with the Fund, subject to applicable law. Those entities and the Equity Portion Portfolio Manager also may have interests in, or business relationships with, a company in which the Portfolio invests and those interests may conflict with those of the Portfolio.

Equity Risk.  Common stocks and other similar equity securities generally are the riskiest investment in a company and they fluctuate in value more than bonds. The Portfolio could lose all of its investment in a company’s stock.

Puerto Rico Concentration Risk.  Under normal conditions, the Portfolio will invest the Puerto Rico Securities Portion in cash equivalents. However, to the extent the Portfolio invests in other Puerto Rico securities, it will be more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than funds that invest to a lesser degree in Puerto Rico issuers. There presently are a limited number of participants in the market for certain securities of Puerto Rico issuers. As a result, changes in the market value of a single investment in the Puerto Rico Securities Portion of the Portfolio could cause significant fluctuations in the Portfolio’s net asset value price. In addition, the investments in the Puerto Rico Securities Portion had previously been concentrated in the stocks of Puerto Rico financial services companies. Because market risk may affect a single issuer, industry (such as Puerto Rico financial services companies), or sector of the economy, the Portfolio may experience greater price volatility than if it held more diversified investments.

In addition, certain Puerto Rico Securities may have periods of illiquidity. These factors may affect the Portfolio’s ability to acquire or dispose of such securities, as well as the price paid or received upon such acquisition or disposition. In addition, investment by the Portfolio in such securities is subject to their availability in the open market.

Futures.  The Portfolio may invest a portion of its Equity Portion in futures contracts in the relevant stock index for the Portfolio. There are several risks accompanying the utilization of futures contracts. First, positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the six month period from April 1, 2021 to September 30, 2021 (Unaudited)

such contracts. While the Portfolio plans to utilize futures contracts only if an active market for such contracts exists, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because, by definition, futures contracts look to projected price levels in the future and not to current levels or valuation, market circumstances may result in there being a discrepancy between the price of the future and the movement in the underlying instrument or index. The absence of a perfect price correlation between the futures contract and its underlying instrument or index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

Derivatives Risk.  The Portfolio may use financial instruments referred to as derivatives with respect to its Puerto Rico Securities Portion, which derive their value from another security, a commodity (such as gold or oil) or an index (a measure of value or rates). The Portfolio’s investments in derivatives may fall more rapidly than other investments. Derivatives, because of their increased volatility and potential leveraging effect, may adversely affect the Portfolio. For example, investments in derivatives linked to an equities or commodities index may subject the Portfolio to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss. If the Portfolio invests in derivative instruments, it could lose more than the principal amount invested. For example, investments in futures involve the risk of imperfect correlation between movements in the price of such futures and movements in the price of the underlying securities or interest rates. Municipal derivatives may also be subject to the same risks as municipal obligations generally, as well as risks of adverse tax determinations.

The Securities and Exchange Commission has adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 has been adopted but will be implemented no earlier than July 2022 (the “Compliance Date”). On and after the Compliance Date, Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by the funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities so that a failure to comply with the proposed limits would result in a statutory violation and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Industry Concentration Risk.  Certain Portfolios may concentrate their investments in a given industry or business segment. Such concentration may increase a Portfolio’s costs or fluctuations in the value of its investment portfolio.

Credit and Interest Rate Risks.  The Portfolio is authorized with respect to its Puerto Rico Securities Portion to invest in bonds and other income-producing securities, such as preferred stock. These securities are subject to credit risk and interest rate risk.

Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond’s value may decline if the market anticipates that the issuer has become less able, or less willing, to make payments on time. Even high-quality bonds are subject to some credit risk. However, credit risk is higher for lower quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative. The Portfolio may invest in preferred stock and subordinated debt of Puerto Rico issuers that may be unrated or rated below investment grade, provided that either (i) the issuer of such preferred stock or subordinated debt has senior unsecured debt rated investment grade by a nationally recognized statistical rating organization or (ii) if such issuer does not have senior unsecured debt rated investment grade, the Fund’s Investment Adviser determines that such issuer’s senior unsecured debt is of comparable credit quality. The Portfolio also may invest in other debt securities rated below investment grade, or that the Fund’s Investment Adviser determines to be below investment grade quality, provided that the amount invested in such debt securities may not exceed 5% of the Puerto Rico Securities Portion of the Portfolio’s total assets.

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the six month period from April 1, 2021 to September 30, 2021 (Unaudited)

The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise and that the value of the Portfolio’s investments in bonds will fall as a result.

Non-Diversification Risk.  Certain Portfolios may be non-diversified. Non-diversification risk is the risk that large positions in a small number of issuers may cause greater fluctuations in a Portfolio’s net asset value as a result of changes in the market’s assessment of the financial condition of those issuers.

Illiquid Securities Risk.  The Portfolio may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Portfolio may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. It is presently anticipated that illiquid investments may be made with respect to the Puerto Rico Securities Portion of the Portfolio.

Other Investment Companies.  The Portfolio may invest, to the extent consistent with applicable law, in other investment companies including exchange traded funds and affiliated or unaffiliated money market funds. The return on investments in other investment companies will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies and there will be a layering of certain fees and expenses.

Unlike traditional open-end mutual funds, the shares of exchange traded funds are bought and sold based on market values throughout each trading day. For this reason, shares may trade at a premium or a discount to their net asset value. If an exchange traded fund held by the Portfolio trades at a discount to net asset value, the Portfolio could lose money even if the securities held by the exchange traded fund appreciate in value.

Segregation of Portfolios.  The Fund intends to segregate the assets of each Portfolio so that an investor has the exclusive right to the assets, income, and profits from the Portfolio(s) in which it invests, and only bear the expenses, deductions and costs properly attributable or allocated to those Portfolio(s).

The Fund also intends that creditors of any Portfolio only will have recourse to the assets in that Portfolio. There can be no assurance, however, that efforts to effect this segregation of assets and liabilities will be successful, nor that a court, in the event of the Fund’s or a Portfolio’s bankruptcy, would regard the Portfolios as separate entities for purposes of determining the bankruptcy estate.

Equity Portion Portfolio Manager Oversight Risks.  Because the Equity Portion Portfolio Manager, or other sub-adviser engaged directly by the Investment Adviser, makes trading decisions on behalf of the Portfolio independently, the Investment Adviser may not always have access to information concerning the securities positions of the Portfolio at a given point in time. Delays in receipt of such information may hinder the Investment Adviser’s oversight of the Equity Portion Portfolio Manager and/or sub-advisers.

Mid Cap Company Risk.  The Portfolio may invest to a significant degree in common stocks of mid cap companies. These companies present greater risks because they generally are more vulnerable to adverse business or economic developments and they may have more limited resources.

9. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not had prior claims or losses for indemnifications and expects the risk of loss to be remote.

10. Subsequent Events

Events and transactions from October 1, 2021 through November 29, 2021 (the date the semi-annuals were available to be distributed) have been evaluated by management for subsequent events. Management has

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the six month period from April 1, 2021 to September 30, 2021 (Unaudited)

determined that there were no material events that would require adjustment to or additional disclosure in the Fund’s financial statements through this date.

OTHER INFORMATION (Unaudited)

Change in Independent Auditors

On February 18, 2021, PricewaterhouseCoopers LLP (“PwC”) declined to stand for re-election as the independent auditors for the Fund.

PwC’s audit reports on the Fund’s financial statements for the two years ended March 31, 2021 and March 31, 2020 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two years ended March 31, 2021 and March 31, 2020 (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Funds’ financial statements for such years; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.

The Fund requested that PwC furnish it with a letter addressed to the Securities Exchange Commission stating whether PwC agrees with the statements contained above. A copy of the letter from the PwC to the Securities Exchange Commission is filed as an exhibit hereto.

In view of PwC’s declination to stand for re-election as the independent auditors for the Fund, the Audit Committee completed a competitive process to review the appointment of the Fund’s independent registered public accounting firm for the 2021-2022 fiscal year. As a result of this process and following careful deliberation, on or about August 11, 2021, the Fund engaged Ernst & Young LLP (“E&Y”) as its independent registered public accounting firm for the Fund’s fiscal year ended March 31, 2022. The decision to select E&Y was recommended by the Funds’ Audit Committee and was approved by the Fund’s Board of Directors on May 11, 2021.

During the two years ended March 31, 2021 and March 31, 2020 and during the subsequent interim period through August 11, 2021, neither the Fund, nor any party on the Fund’s behalf, consulted with E&Y on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, and no written report or oral advice was provided to the Fund that E&Y concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304). The selection of E&Y does not reflect any disagreements with or dissatisfaction by the Fund or the Fund’s Board of Directors with the performance of the Fund’s prior independent auditors PwC for the fiscal years ended March 31, 2021 and March 31, 2020.

E&Y, with offices located at One Manhattan West, New York, NY 10001, has been selected by the Fund’s Audit Committee, which selection has been ratified by a vote of the Board of Directors, including a majority of the Independent Directors, to serve as the Fund’s independent auditors for the fiscal year ending March 31, 2022. E&Y has advised the Fund that it is independent with respect to the Fund, in accordance with the applicable requirements of the SEC.

1

Disclosure of Fund Expenses

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for fund management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund’s gross income, directly reduce the investment return of a mutual fund. A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the sixth-month period (April 1, 2021 to September 30, 2021).

The table below illustrates your Fund’s costs in two ways.

●

Actual fund return. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Portfolio’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Portfolio under the heading “Expenses Paid During Period.”

●

Hypothetical 5% return. This section is intended to help you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had a return of 5% before expenses during the period, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolio’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Portfolios’ actual return — the account values shown do not apply to your specific investment

INTERNATIONAL PORTFOLIO I - CLASS A	Beginning Account Value 4/1/2021	Ending Account Value 9/30/2021	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$1,010	0.88%	$4.43
Hypothetical 5% Return	1,000	1,021	0.88%	$4.41
* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

LARGE CAP CORE PORTFOLIO I - CLASS A	Beginning Account Value 4/1/2021	Ending Account Value 9/30/2021	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$1,084	0.88%	$4.60
Hypothetical 5% Return	1,000	1,021	0.88%	$4.41
* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

LARGE CAP CORE PORTFOLIO I - CLASS L	Beginning Account Value 4/1/2021	Ending Account Value 9/30/2021	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$1,082	1.08%	$5.64
Hypothetical 5% Return	1,000	1,020	1.08%	$5.41
* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2

LARGE CAP GROWTH PORTFOLIO I - CLASS A	Beginning Account Value 4/1/2021	Ending Account Value 9/30/2021	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$1,132	0.88%	$4.70
Hypothetical 5% Return	1,000	1,021	0.88%	$4.41
* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

LARGE CAP GROWTH PORTFOLIO I - CLASS L	Beginning Account Value 4/1/2021	Ending Account Value 9/30/2021	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$1,130	1.08%	$5.77
Hypothetical 5% Return	1,000	1,020	1.08%	$5.41
* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

LARGE CAP VALUE PORTFOLIO I - CLASS A	Beginning Account Value 4/1/2021	Ending Account Value 9/30/2021	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$1,045	0.88%	$4.51
Hypothetical 5% Return	1,000	1,021	0.88%	$4.41
* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

LARGE CAP VALUE PORTFOLIO I - CLASS L	Beginning Account Value 4/1/2021	Ending Account Value 9/30/2021	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$1,043	1.08%	$5.53
Hypothetical 5% Return	1,000	1,020	1.08%	$5.41
* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

MID CAP CORE PORTFOLIO I - CLASS A	Beginning Account Value 4/1/2021	Ending Account Value 9/30/2021	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$1,033	0.88%	$4.49
Hypothetical 5% Return	1,000	1,021	0.88%	$4.41
* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

MID CAP CORE PORTFOLIO I - CLASS L	Beginning Account Value 4/1/2021	Ending Account Value 9/30/2021	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$1,031	1.08%	$5.50
Hypothetical 5% Return	1,000	1,020	1.08%	$5.41
* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

SMALL CAP CORE PORTFOLIO I - CLASS A	Beginning Account Value 4/1/2021	Ending Account Value 9/30/2021	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$991	0.88%	$4.39
Hypothetical 5% Return	1,000	1,021	0.88%	$4.41
* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

3

Statement Regarding Availability of Quarterly Portfolio Schedule

Until the registration under the Securities Act of 1933 becomes effective, the Fund is not required to submit Form NPORT. After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-250-3600.

4

Statement Regarding Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available upon request by calling 787-250-3600 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

5

Statement Regarding Availability of Proxy Voting Record

Information regarding how the investment adviser voted proxies relating to portfolio securities during the most recent 6-month period ended June 30 is available upon request by calling 787-250-3600 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

6

Statement Regarding Basis for Approval of Investment Advisory Contract

The Board of Directors (the “Board”) of the Fund met on May 11, 2021 (the “Meeting”) to consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between the Fund and UBS Asset Managers of Puerto Rico, the Fund’s investment adviser (“UBS AMPR” or the “Adviser”). At such meeting, the Board participated in comparative performance reviews with the portfolio managers of UBSAMPR, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objective. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the Fund and received and participated in reports and presentations provided by the Adviser with respect to such matters.

The independent members of the Board (the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the investment advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to the investment advisory was based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the investment advisory agreement. In evaluating the investment advisory agreement, including the specific fee structures, and other terms of such agreement, the Board were informed by multiple years of analysis and discussion amongst themselves and the Adviser. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreement for the Fund was fair and reasonable and that the Adviser’s fees were reasonable in light of the services provided to the Fund.

Nature, Extent and Quality of Services. In evaluating the Advisory Agreement, the Board considered, in relevant part, the nature, extent and quality of the Adviser’s services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Adviser provides to manage and operate the Fund, and the increases of such services over time due to new or revised market, regulatory or other developments, such as liquidity management and cybersecurity programs, and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Adviser provides portfolio management services for the Fund. In addition to portfolio management, the Board considered the wide range of administrative or non-advisory services the Adviser provides to manage and operate the Fund (in addition to those provided by other third-parties). These services include, but are not limited to, administrative services (such as providing the employees and officers necessary for the Fund’s operations); operational expertise (such as providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations and foreign filings, as may be necessary); oversight of third-party service providers (such as coordinating and evaluating the services of the Fund’s custodian, transfer agent and other intermediaries); board support and administration (such as overseeing the organization of the Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (monitoring daily purchases and redemptions), shareholder communications (such as overseeing the preparation of annual and semi-annual and other periodic shareholder reports); tax administration; and compliance services (such as helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually; overseeing the preparation of the Fund’s registration statements and regulatory filings; overseeing the valuation of portfolio securities and daily pricing; helping to ensure the Fund complies with its portfolio limitations and restrictions; voting proxies on behalf of the

7

Fund; monitoring the liquidity of the portfolios; providing compliance training for personnel; and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

In addition to the services provided by the Adviser, the Independent Directors also considered the risks borne by the Adviser in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent and quality of services provided under the Advisory Agreement was satisfactory on behalf of the Fund.

Investment Peformance of the Fund. In evaluating the quality of the services provided by the Adviser, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report (the “Broadridge Report”) prepared by Broadridge which generally provided the Fund’s performance data for the one-, three-, five-, and ten-year periods ended December 31, 2020 (or for the periods available for the Fund that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a “Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreement supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) during the year to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by the Fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the net total expense ratio of the Fund in relation to those of a comparable group of funds (the “Broadridge Expense Group”). The Board considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is more reflective of the shareholder’s costs in investing in the Fund.

In evaluating the management fee rate, the Board considered the Adviser’s rationale for proposing the management fee rate of the Fund which included its evaluation of, among other things, the value of the potential service being provided (e.g., the expertise of the Adviser with the proposed strategy), the competitive marketplace (i.e., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Adviser (e.g., the costs of operating the Fund). The Board considered, among other things, the expense limitations and/or fee waivers proposed by the Adviser to keep expenses to certain levels and reviewed the amounts the Adviser had waived or reimbursed over the last fiscal years; and the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered a Fund’s net management fee and net total expense ratio in light of its performance history.

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting the Adviser’s financial condition. The Independent Directors reviewed the consolidated financial statements of the Adviser for the year ended December 31, 2020. The Independent Directors also considered the overall financial condition of the Adviser and the Adviser’s representations regarding the stability of the firm, its operating margins, and the manner in which it funds its future financial commitments, such as employee deferred compensation programs. The Independent Directors also reviewed the profitability information for the Adviser

8

derived from its relationship with the Fund for the fiscal year ended June 30, 2020 on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, the Adviser’s revenues, expenses and net income (pre-tax and after-tax) and the net profit margins (pre-tax and after-tax). The Independent Directors also reviewed the level of profitability realized by the Adviser including and excluding distribution expenses incurred by the Adviser from its own resources.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a Fund-by-Fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of Fund at scale at inception or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser’s statement that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of the Adviser. In addition, the Adviser noted that since the Fund is a closed-end fund, and based upon the Fund’s current operating policies, the ability to raise additional assets is limited, and that the Fund’s asset level had decreased from distributions resulting from the transition to the Fund’s new investment program and from share repurchases. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Adviser’s fee structure.

Indirect Benefits. The Independent Directors received and considered information regarding indirect benefits the Adviser may receive as a result of its relationship with the Fund. The Independent Directors further considered the reputational and/or marketing benefits the Adviser may receive as a result of its association with the Fund. The Independent Directors took these indirect benefits into account when accessing the level of advisory fees paid to the Adviser and concluded that the indirect benefits received were reasonable.

9

Statement Regarding Liquidity Risk Management Program

The SEC has adopted Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that the Fund will be unable to meet its redemption obligations and mitigating dilution of the interests of Fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interest in the Fund.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account as relevant to the Fund’s liquidity risk: 1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; and 2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid”, “Moderately Liquid”, “Less Liquid”, and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board of Directors (“BOD”) and the SEC (on a non-public basis) as required by the Program and Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and consequently the Program, also require reporting to the BOD and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on November 17, 2021, the Committee presented a report to the BOD that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from May 28, 2021, through June 30, 2021, and stated the following:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
•	The Fund’s investment strategy remained appropriate for an open-end Fund;
•	The Fund was able to meet requests for redemption without significant dilution of remaining investor’s interests in the Fund;
•	The Fund did not breach the 15% limit on Illiquid Investments; and
•	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

10

INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

ADMINISTRATOR, TRANSFER AGENT, AND CUSTODIAN

UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

U.S. LEGAL COUNSEL

Sidley, Austin, Brown & Wood, LLP

787 Seventh Avenue

New York, New York 10019

PUERTO RICO LEGAL COUNSEL

DLA Piper, LLC

500 Calle de la Tanca, Ochoa Building Suite 401

San Juan, Puerto Rico 00901-1969

INDEPENDENT AUDITORS

Ernst & Young LLP

One Manhattan West,

New York, NY 10001

DIRECTORS AND OFFICERS

Carlos V. Ubiñas

Director, Chairman of the Board and President

Agustín Cabrer-Roig

Director

Carlos Nido

Director

Luis M.Pellot-González

Director

Clotilde Pérez

Director

Leslie Highley, Jr.

Senior Vice President

William Rivera

First Vice President and Treasurer

Javier Rodríguez

Assistant Vice President and Assistant Treasurer

Heydi Cuadrado

Assistant Vice President

Cary Alsina1

Assistant Vice President

Gustavo Romanach

Assistant Vice President

Liana Loyola, Esq.

Secretary

Remember that:

•	Mutual Fund’s units are not bank deposits or FDIC insured.

•	Mutual Fund’s units are not obligations of or guaranteed by UBS Financial Services Incorporated of Puerto Rico or any of its affiliates.

•	Mutual Fund’s units are subject to investment risks, including possible loss of the principal amount invested.

1 Ms. Alsina resigned from her position as Assistant Vice President effective on August 13, 2021.

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Multi-Select Securities Fund
For Puerto Rico Residents, Inc.

Item 2. Code of Ethics.

Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants.

(a)        Not applicable.

(b)        Not applicable.

Item 6. Investments.

(a)        Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)        Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to Multi-Select Securities Fund for Puerto Rico Residents’ (the “Fund”) Board of Trustees during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)        The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under 1940 Act) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 Act.

(b)        There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a) (1)	Not applicable.

(a) (2)	The certifications required by Rule 30a-2(a) under the 1940 Act is filed herewith.

(a) (3)	Not applicable.

(a)(4) (i)	Change in registrant’s independent registered public accounting firm
(ii)	Letter from PricewaterhouseCoopers LLP

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MULTI-SELECT SECURITIES FUND FOR PUERTO RICO RESIDENTS

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	December 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	December 8, 2021

By:	/s/ William Rivera
William Rivera
First Vice President and Treasurer

Date:	December 8, 2021